     Aetna Mutual Funds
          Aetna Growth & Income Funds


[PHOTO APPEARS HERE]




     Semi-Annual Report

          April 30, 2001



                                                                      Aetna
                                                                         funds

                              President's Letter

Dear Valued Shareholder:                                          April 30, 2001

Thank you for investing in Aetna Series Fund, Inc. We are pleased to send you this report on the funds you have chosen to pursue your investment goals.

As I am sure you are well aware, the past six months have been trying for the U.S. stock market. Unprecedented market volatility has challenged even the most seasoned investor. The bear market, the first in the experience of many investors, affected almost everyone. The lessons to learn from this are the benefits of both diversification and investing for the long-term.

During the period, most major U.S. market indices produced negative returns. Reacting to a nosedive in business investment and fragile consumer confidence, the Federal Reserve (the "Fed") has taken aggressive action over the past several months reducing its overnight interest rate target by 2.0 percentage points in four separate steps. Because most banks tie their prime lending rates directly to the Fed funds rate, the lower interest rates make it less expensive for companies and individuals to borrow, which should in time help to restore both profitability and confidence.

On a positive note, these sharp plunges in the market have not affected household income or consumer spending. New home sales are nearing record highs and the dollar has gained strength against most other currencies. Although economic growth is slower than it was a year ago, the U.S. economy is still expanding. In fact, for the first three months of 2001, U.S. Gross Domestic Product increased at an annual rate of 2.0 percent.

The past six months proved to be an exciting and eventful time for Aeltus Investment Management, Inc., adviser to the funds. Some accomplishments worth mentioning:

     . December 13, 2000, ING Groep N.V. (ING) completed its acquisition of Aetna Financial Services and its subsidiaries, including Aeltus Investment Management, Inc. ING is a global financial institution that provides a full range of financial services to individual, corporate and institutional clients. This alliance gives Aeltus the ability and opportunity to provide even greater focus and superior service to our customers.

     . Aetna Small Company and International Funds received the Standard & Poor's Select Fund designation. In order to achieve this status, a fund must exhibit both a trend of consistently strong performance, as well as demonstrated ability from management to continue to serve as a catalyst for comparable performance.

     . Aetna Index Plus Mid Cap Fund received an overall 5-star rating from Morningstar, Inc. Aetna Value Opportunity Fund, Aetna Bond Fund, and Aetna Government Fund also received recognition from Morningstar with overall ratings of 4-stars.

Thank you for your continued confidence in the Aetna Series Fund and Aeltus Investment Management, Inc. We will continue to provide you with a diverse family of funds and related services to help balance your risk/reward equation under all market conditions.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President
Aetna Series Fund, Inc.

Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of April 30, 2001. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year (if applicable) annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated exclusively against U.S.-domiciled funds. Ratings are for the A & I share class; other classes may vary. The investment adviser has waived or reimbursed the Fund for some operating expenses, which had a positive impact on performance. Overall and 3-year rankings for the Aetna Index Plus Mid Cap (5 stars) and Aetna Value Opportunity (4 stars) are rated in a universe of 4,363 Domestic Equity Funds. Aetna Bond and Aetna Government funds (4 stars) are rated in a universe of 1,802 Taxable Bond Funds. Aetna Bond Fund and Aetna Government Fund received 4 stars for the 5-year rating among 1,327 Taxable Bond Funds. These funds are subject to market risk; investment return and principal value will vary with market conditions and you may have a gain or loss when you sell your shares. A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

Table of Contents

Presidents Letter .........................................................    i
Growth & Income Funds:
Investment Review .........................................................    1
Portfolios of Investments:
  Aetna Balanced Fund .....................................................   11
  Aetna Growth and Income Fund ............................................   21
Statements of Assets and Liabilities ......................................   28
Statements of Operations ..................................................   30
Statements of Changes in Net Assets .......................................   32
Notes to Financial Statements .............................................   36
Financial Highlights ......................................................   42

                                                           Lehman
              Balanced       500/40%        S&P 500       Brothers
                Fund         Lehman          Index        Aggregate
01/01/92       10000          10000          10000          10000
               10020           9797           9747           9872
               10309          10068           9932          10271
               10459          10433          10245          10712
12/31/92       10669          10758          10760          10741
               10989          11219          11231          11185
               11119          11373          11286          11481
               11449          11668          11577          11781
12/31/93       11709          11833          11845          11788
               11398          11429          11396          11450
               11268          11412          11444          11332
               11531          11775          12004          11401
12/31/94       11509          11794          12002          11444
               12053          12720          13170          12021
               13078          13758          14428          12753
               13890          14520          15575          13003
12/31/95       14522          15294          16513          13557
               14907          15671          17400          13317
               15460          16129          18181          13393
               16066          16555          18743          13641
10/31/96       16394          16975          19260          13944
               17289          18264          21575          14094
               17040          18480          22095          14182
               19685          21107          26439          14877
10/31/97       19602          20813          25447          15183
               20417          21991          27384          15604
               22145          23865          31174          15725
               22211          24230          31542          16043
10/31/98       21711          24441          31047          16598
               24164          27029          36281          16862
               24576          27689          37975          16712
               24522          27497          37915          16443
10/31/99       24922          28155          39014          16686
               25719          28523          40032          16551
               26943          29570          41818          16923
               27081          29703          41312          17424
10/31/00       27178          30084          41386          17905
               26719          29966          39669          18838
04/30/01       25279          28642          36392          19019

                                    [GRAPH]

----------------------------------------------------
            Average Annual Total Returns
        for the period ended April 30, 2001*
----------------------------------------------------
                    1 Year     5 Years    Inception
----------------------------------------------------
Class I              -6.19%     10.60%      10.45%
----------------------------------------------------
Class A:
      POP   (1)     -11.87%      8.85%       9.10%
      NAV   (2)      -6.47%     10.15%       9.80%
----------------------------------------------------
Class B:
      w/CDSC (3)    -11.36%      9.22%       9.36%
      NAV            -7.19%      9.50%       9.36%
----------------------------------------------------
Class C:
      w/CDSC (4)     -8.04%      9.49%       9.35%
      NAV            -7.20%      9.49%       9.35%
----------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              Aetna Balanced Fund

How did the Fund perform during the period?

The Aetna Balanced Fund Class I shares generated a -6.99% total return, net of fund expenses, for the six month period ended April 30, 2001. The benchmark, 60% Standard & Poors (S&P) 500 Index(a)/40% Lehman Brothers Aggregate Bond Index(b), returned -4.79% for the same period.

What economic or financial market conditions impacted the Fund?

Equity:
The U.S. economy did better than expected in the first quarter, turning in a 2.0% annualized real Growth Domestic Product

                                                      See Definition of Terms. 1

(GDP) growth rate, double the prior quarter's performance. Performance was led by positive consumer and federal spending, offset by a shrinkage in investment spending. The consumer continues to be a key component for growth going forward. Declining first quarter mortgage rates benefited housing sales and consumer refinancings. However, a return to a normal upward sloping yield curve has already caused mortgage rates to tick upward.

Other forward pressures on the consumer are the impacts of increasing unemployment, the negative wealth effect, persistently high utility/oil/gas prices, all of which hit the consumers pocket book or "spending power" directly. On the positive side, the economy has managed to avert a recession so far, the Federal Reserve (the "Fed") which started the period with a tightening bias is now clearly in an easing bias (Fed funds rate lowered 200 basis points since November), business inventories declined sharply in the first quarter suggesting that much of the inventory adjustment is behind us and the Employment Cost Index
(ECI) is still rising. (One basis point is equal to one hundredth of a percent, or 0.01%.) The ECI is the most stable measure of the trend in labor costs and this rise signals that although unemployment is rising, the labor markets still remain tight at a 4.4% unemployment rate. Salary increases put dollars in the consumers pocket, a positive signal for consumer spending, potentially counteracting the rise in layoffs.

Although major equity indices posted negative results for the six month period, the headline story for the period was the tremendous April equity rally. The Standard & Poors (S&P) 500 Index, Russell 1000 Growth Index(h) and NASDAQ Composite Index(f) were down 12.07%, 26.43%, 37.20%, respectively, over the period, but gained an impressive 7.77%, 12.65% and 15.00%, respectively, in April. Value continued to outpace growth over the period by 22.66% as measured by the S&P 500/Barra Value Index(e) versus the S&P 500/Barra Growth Index(e). During April, growth however made up modest ground, outpacing value by 2.16%.

Fixed Income:
In this easing environment, the yield curve has steepened dramatically with two-year Treasuries declining in yield by 164 basis points to 4.27% while the thirty-year Treasury remained unchanged at 5.78%. Corporate sectors, both investment grade and high yield, continued their sell-off during the latter part of 2000, but staged an impressive rally late in the year that extended into 2001. For the six month period, investment grade credit outperformed Treasuries by 129 basis points, on a duration adjusted basis. (Duration is the sensitivity in changes in interest rates.) High yield was unable to sustain the rally, and ended the six month period 305 basis points below Treasuries.

The Euro (the single European currency introduced in January 1999) ended the year on a strong note versus the dollar, rallying from below $0.85/Euro to over $0.94/Euro at year-end, before trading off to near $0.89/Euro at the end of April.

What investments influenced the Fund's performance over the past six months?

Large Cap Stocks:
The large cap portion of the Fund underperformed the S&P 500 Index during the period. The bulk of the Fund's underperformance was due to poor individual security selection by the model used to manage the Fund. Security selection was poor because factor performance was perverse, especially in January following the Feds first rate cut on January 3rd.

Those stocks which ranked poorly in the bottom deciles of Estimate Trend, Price Momentum, Earnings Momentum and Growth Reliability outperformed those in the top deciles by 15% or more on an equally weighted basis in January. That is, the stocks that performed best were those analysts had downgraded most actively, those with poor prior price momentum, those with the largest declines in earnings over the last 4 quarters, and those with the least consistent earnings growth. This perverse factor behavior has been attributed to a "January effect" in which stocks that have suffered from tax-loss selling late in the prior year bounce back in January.

2 See Definition of Terms.

This effect was exacerbated by the seasonal pattern of strong inflows into equities in the early part of the year, and, aggressive easing by the Fed that sharply altered market psychology. Similar perverse behavior occurred in April following the Fed inter-meeting easing on April 18. Although to a lesser extent, investors once again consciously sought stocks that had sold off sharply despite the fact that many of these stocks continue to have poor near-term earnings outlooks.

The Fund benefited from the low number of well-ranked stocks in the Technology sector; that sector had the lowest absolute return during the period. It also benefited from its overweight in the Energy sector. Positive performance from these positions was largely offset by the Fund's underweight in Consumer Cyclicals, as that sector posted the second highest return in the S&P 500 Index during the period.

The majority of the impact of adverse individual security selection occurred within the Technology sector. The Fund was underweight in Microsoft (-1.63% period return) and overweight in EMC (-54.6% period return) and Oracle (-51.0% period return). This was partially offset by the positive impact of having been underweight in Cisco (-68.5% period return) and Lucent (-56.9% period return).

Mid Cap Stocks:
The mid cap section underperformed the S&P MidCap 400 Index(c) during the period. The bulk of the underperformance was due to poor individual security selection by the model used to manage the Fund. Security selection was poor because factor performance was perverse, especially in January following the aforementioned first rate cut on January 3rd.

The Fund benefited from the high number of well-ranked stocks in the Energy sector as that sector had the highest absolute return during the period. Positive performance from this positioning was largely offset by the adverse impact of Funds underweight in Consumer-Cyclicals which outperformed the S&P MidCap 400 Index during the period -and its modest overweight in technology in the first half of the period.

The majority of the impact of adverse individual security selection occurred within the Technology sector. In particular, the mid cap section of the Fund was overweight in Rational Software (-59.4% period return) and Waters Corporation (-28.1% period return).

Small Cap Stocks:
The small cap portion of the Fund underperformed the S&P SmallCap 600 Index(d) during the period. The bulk of the underperformance was due to poor individual security selection by the model used to manage this portion of the Fund. Security selection was poor because factor performance was perverse, especially in January following the Federal Reserves first rate cut on January 3rd.

This portion of the Fund benefited from an underweight in technology and a number of well-ranked stocks in the Health-Care sector that performed very well. Positive performance from this positioning and selection was largely offset by the adverse impact of the Funds security selection in the Technology and Basic Material sectors.

In the Technology sector, the Fund was underweight in Advanced Energy Industries Inc. (+101% period return) and in the Basic Materials sector, the Fund was underweight in Massey Energy Corporation (+140% period return). We believe investor behavior in January and April of this year represent an abnormal period rather than a sudden shift in the way investors will value individual equities in the long term. That is, we believe it is unlikely that investors will markedly change their historical behavior for a sustained period of time in favor of stocks that are being most actively downgraded by analysts and that exhibit the poorest prior price momentum. As the U.S. economy stabilizes, we expect performance within the U.S. equity markets will also steady in favor of those companies with the positive attributes our quantitative model is designed to measure: superior business momentum, market recognition, and attractive valuation.

                                                      See Definition of Terms. 3

Fixed Income:

Trading in credit sectors was responsible for much of the outperformance. A transition from an underweight position in credit sectors to an overweight position in December led to strong performance in the Fund, as credit sectors bottomed near the time of the strategy shift. A subsequent reduction in high yield exposure in February was implemented near the highs of the six month period.

The Euro rally also contributed positively to performance during the period, as we caught the year-end rally before selling our exposure. Security selection in Treasuries and mortgage-backed securities was negative, offsetting some of the positive performance from the above factors.

What is your outlook going forward?

Due to the persistence of positives and negatives in the economy, we expect the Fed to reduce rates again at their May meeting. The message to the consumer is to continue to spend, and to business, the message is to prop up capital expenditures.

We expect volatility to continue to plague equity markets. Earnings uncertainties, the impact of Regulation FD, low consumer confidence, and economic unknowns will most likely aid in continuing this trend. (Regulation FD is the Securities Exchange Commissions new rule which requires that companies disclosure of material information be made in broad, public forum.) Going forward, a continuing market rally will depend on a number of factors including: consumer demand, the path of corporate earnings and the corporate commitment to capital spending.

On the bond side, we are not convinced that Fed easing will lead to a quick recovery in growth and corporate profitability. Given the uncertainty in the economy, we expect to maintain duration and yield curve exposure close to neutral versus the index.

Given the strong performance in investment grade corporate bonds, we expect to pare back our exposure while still maintaining a modest overweight. High yield issues are beginning to look more attractive, but given the economic uncertainty, we expect to maintain a cautious stance. Mortgage-backed securities
(MBS) appear to be fairly priced, while agencies appear overvalued relative to MBS. We expect to maintain a low weight in agencies until valuation levels improve.


----------------------------------------------------------------------------------
                                          % of Equity      % of     Over/(Under)
Equity Portfolio Sector Breakdown         Investments     S&P 500    Weighting
----------------------------------------------------------------------------------
Basic Materials                               3.1%          2.6%         0.5%
Capital Goods                                 9.5%          9.3%         0.2%
Communication Services                        4.4%          5.9%        (1.5)%
Consumer Cyclicals                            7.4%          8.5%        (1.1)%
Consumer Staples                             11.1%         12.7%        (1.6)%
Energy                                        8.2%          6.7%         1.5%
Financials                                   19.1%         17.2%         1.9%
Health Care                                  14.8%         12.6%         2.2%
Technology                                   16.4%         19.8%        (3.4)%
Transportation                                0.7%          0.7%          --
Utilities                                     5.3%          4.0%         1.3%


4 See Definition of Terms.

                                                                    % of Net
Top Five Equity Holdings                                             Assets

General Electric Co.                                                  2.1%
Pfizer, Inc.                                                          1.8%
Microsoft Corp.                                                       1.6%
Exxon Mobil Corp.                                                     1.4%
Citigroup Inc.                                                        1.1%

                                                                    % of Net
Top Five Fixed Income Holdings                                       Assets

U.S. Treasury Note, 4.25%, 03/31/03                                   3.8%
Federal National Mortgage Association, 7.00%, 05/01/30                2.1%
Federal Home Loan Mortgage Corporation, 7.00%, 05/01/30               1.8%
Government National Mortgage Association, 6.50%, 06/15/31             1.2%
Government National Mortgage Association, 7.50%, 12/15/23             1.2%

The opinions expressed reflect those of the portfolio manager only through April 30, 2001. The managers opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                      See Definition of Terms. 5

                                     Aetna Growth and Income Fund
                                                Growth of $10,000


           Atena Growth
            and Income    S&P
          Fund (Class I) Index
 01/01/92          10000   10000
                    9940    9747
                    9940    9932
                   10299   10245
 12/31/92          10779   10760
                   11060   11231
                   10929   11286
                   11199   11577
 12/31/93          11489   11845
                   11149   11396
                   11093   11444
                   11413   12004
 12/31/94          11449   12002
                   12127   13170
                   13225   14428
                   14350   15575
 12/31/95          15056   16513
                   15884   17400
                   16701   18181
                   17397   18743
 10/31/96          17955   19620
                   20306   21575
                   20255   22095
                   24486   26439
 10/31/97          24677   25447
                   25126   27384
                   28458   31174
                   27667   31542
 10/31/98          25619   31047
                   30374   36281
                   30600   37975
                   31267   37915
 10/31/99          31511   39014
                   32626   40032
                   34160   41818
                   32875   41312
 10/31/00          32691   41386
                   29808   39669
 04/30/01          27618   36392


      --------------------------------------------------------------------
                            Average Annual Total Returns
                        for the period ended April 30, 2001*
      --------------------------------------------------------------------
                                1 Year          5 Years        Inception
      --------------------------------------------------------------------
        Class I                 -19.15%          11.16%         11.51%
      --------------------------------------------------------------------
        Class A:
                POP     (1)     -24.02%           9.40%         10.20%
                NAV     (2)     -19.37%          10.70%         10.91%
      --------------------------------------------------------------------
        Class B:
                w/CDSC  (3)     -23.74%           9.79%         10.40%
                NAV             -19.95%          10.07%         10.40%
      --------------------------------------------------------------------
        Class C:
                w/CDSC  (4)     -20.69%          10.07%         10.41%
                NAV             -19.93%          10.07%         10.41%
      --------------------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than the original cost.

                         Aetna Growth and Income Fund

How did the Fund perform during the period?

The Aetna Growth and Income Fund Class I shares generated a -15.53% total return, net of fund expenses, for the six month period ended April 30, 2001. The benchmark, Standard & Poors (S&P) 500 Index(a), returned -12.07% for the same period.

What economic or financial market conditions impacted the Fund?

The U.S. equity market was shaken in the six months ending April 30, 2001. Fears of lower then expected earnings and actual earnings disappointments dragged most major equity market indices lower. These fears were particularly pro-

6 See Definition of Terms.

nounced in the Technology sector, where weakness helped to drag the tech heavy NASDAQ Composite Index(f) down over 37.20% during the period. Market leadership resided with value stocks and small stocks. Over the six months of the period, small stocks measured by the S&P SmallCap 600 Index(d) beat large cap stocks measured by the S&P 500 Index(a) by 13.25%. Likewise, value stocks measured by the S&P 500 Barra Value Index(e) beat growth stocks measured by the S&P/500 Barra Growth Index(e) during the quarter by over 22%.

What investments influenced the Funds performance over the past six months?

The equity markets experienced a wave of tax gain selling of stocks that had performed well in November and December (and had helped the Fund during those months), which depressed their prices in January. This January effect was compounded by a surprise rate cut by the Federal Reserve (the Fed) in early January, causing institutions to reinvest their cash into stocks that were last years losers, which the Fund generally did not hold.

The asset allocation breakdown is as follows:

Asset Class                     Benchmark Index                 Index Return

Large Company Stocks            S&P 500 Index (a)                    (12.07)%
Mid Company Stocks              S&P MidCap 400 Index (c)              (1.40)%
Small Company Stocks            Russell 2000 Index (i)                (1.77)%
International Stocks            MSCI EAFE Index (g)                   (7.86)%
Real Estate Stocks              NAREIT Equity Index (j)               11.43%
Domestic Bonds                  Salomon Broad Index (k)                6.24%
Cash Equivalents                U.S. 90 Day T-Bill (l)                 2.84%

What is your outlook going forward?

The same quality stocks that helped the Fund at the end of 2000 have recently begun to reassert their dominance in Febru-ary, March, and April. A promising tech resurgence caused by the above events never really got off the ground as the NAS-DAQ Composite Index(f) continued its slide (falling 35% between January 23 and March 30). A second surprise rate cut by the Fed in April caused an echo of the January effect, but uncertainty and volatility still seem to reign in the equity markets. As a result of holding higher quality stocks, the Fund has gained ground against the S&P 500 Index since the end of January.

The Fund was hurt by stock selection in technology stocks during the period, but conversely, the Fund enjoyed superior stock selection results in the Financials sector. The Fund also tends to hold about 3% frictional cash, which helped during the period. The Fund will continue to focus on key points, including: investing in the broad market, emphasizing large cap stocks, and avoiding large variations in portfolio holdings, size and style, relative to the broad market.

                                                      See Definition of Terms. 7

                                 % of
                             Net Assets  Notional Value*  Economic     Exposure*
Asset Allocation              04/30/01     of Futures     04/30/01     10/31/00

Large Cap Stocks                74.0%          --          74.0%        77.1%
Mid Cap Stocks                  14.0%          --          14.0%        10.8%
Small Cap Stocks                 3.8%          --           3.8%         3.9%
International Stocks             3.6%         0.3%          3.9%         2.1%
Real Estate Stocks               0.2%          --           0.2%         0.3%
Cash Equivalents                 4.4%        (0.3)%         4.1%         5.8%
                            ----------------------------------------------------
                               100.0%          --         100.0%       100.0%
                            ====================================================

* Economic exposure reflects the Funds exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

                                       % of Equity      % of      Over/(Under)
Domestic Equity Sector Breakdown       Investments     S&P 500     Weighting

Basic Materials                            1.1%          2.6%         (1.5)%
Capital Goods                             11.7%          9.3%          2.4%
Communication Services                     3.8%          5.9%         (2.1)%
Consumer Cyclicals                         6.3%          8.5%         (2.2)%
Consumer Staples                           9.1%         12.7%         (3.6)%
Energy                                     8.1%          6.7%          1.4%
Financials                                16.9%         17.2%         (0.3)%
Health Care                               15.6%         12.6%          3.0%
Technology                                20.6%         19.8%          0.8%
Transportation                             0.2%          0.7%         (0.5)%
Utilities                                  6.6%          4.0%          2.6%

                                        % of Net
Top Five Equity Holdings                 Assets

General Electric Co.                      4.8%
Pfizer, Inc.                              3.2%
Philip Morris Co., Inc.                   2.6%
Microsoft Corp.                           2.5%
International Business Machines Corp.     2.1%

The opinions expressed reflect those of the portfolio manager only through April 30, 2001. The managers opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

8 See Definition of Terms.

Definition of Terms

(1) On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 5.75%. The POP (public offering price) returns reflect this maximum load.
(2) NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.
(3) The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows: Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.
(4) The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.
(a) The S&P 500 is the Standard & Poors 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(c) The Standard & Poors MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(d) The Standard & Poors (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(e) S&P 500 Barra Indicies is the Standard & Poors 500 Barra (Growth and Value) Indicies. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.
 (f) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.
(g) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.
(h) The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.
(i) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.
(j) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.
(k) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

Definition of Terms

(l) Three-month Treasury bills are backed by the full faith and credit of the U.S. Government; short-term investments are equivalent to cash because their maturity is only three months.

The unmanaged indices described above are not available for individual investment.

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Balanced
--------------------------------------------------------------------------------
                                                       Number of        Market
                                                         Shares         Value
                                                       ---------    ------------
COMMON STOCKS (59.0%)
Aerospace/Defense (0.9%)
Alliant Techsystems Inc. +...............................  1,500    $    141,300
Boeing Co................................................  9,400         580,920
General Dynamics Corp....................................  1,800         138,744
Goodrich (B.F.) Co.......................................  1,000          39,400
Lockheed Martin Corp.....................................  4,300         151,188
Northrop Grumman Corp....................................    800          72,200
                                                                    ------------
                                                                       1,123,752
                                                                    ------------
Agriculture (0.0%)
Archer-Daniels-Midland Co................................  3,602          42,900
                                                                    ------------
Air Freight (0.1%)
FedEx Corp. +............................................  1,600          67,312
                                                                    ------------
Airlines (0.2%)
America West Holdings Corp. +............................ 11,700         119,457
AMR Corp +...............................................    100           3,811
Delta Air Lines, Inc.....................................    300          13,209
Southwest Airlines Co....................................  4,512          82,164
                                                                    ------------
                                                                         218,641
                                                                    ------------
Aluminum (0.2%)
Alcan Aluminum Ltd.......................................  1,700          75,650
Alcoa Inc................................................  4,648         192,427
                                                                    ------------
                                                                         268,077
                                                                    ------------
Auto Parts & Equipment (0.5%)
Dana Corp................................................    700          13,741
Delphi Automotive Systems Corp...........................  3,400          50,660
Gentex Corp. +...........................................  7,100         191,700
Genuine Parts Co.........................................  1,400          37,800
Lear Corp. +.............................................  6,000         216,000
Snap-On, Inc.............................................    300           8,700
TRW, Inc.................................................    400          15,384
Visteon Corp.............................................    981          16,216
                                                                    ------------
                                                                         550,201
                                                                    ------------
Automobiles (0.6%)
Ford Motor Co............................................ 18,500         545,380
General Motors Corp......................................  3,300         180,873
                                                                    ------------
                                                                         726,253
                                                                    ------------
Banks - Major Regional (2.1%)
AmSouth Bancorporation...................................  2,100          36,015
Bank of New York Co., Inc................................  4,100         205,820
Bank One Corp............................................  6,366         240,444
BB&T Corp................................................  1,900          67,298
Comerica, Inc............................................    950          48,858
Fifth Third Bancorp......................................  3,318         178,376
Fleet Boston Financial Corp..............................  5,915         226,959
Huntington Bancshares Inc................................  1,488          22,424
KeyCorp..................................................  2,300          53,314
Mellon Financial Corp....................................  3,900         159,627
National City Corp.......................................  3,000          81,630
Northern Trust Corp......................................  1,100          71,533
PNC Financial Services Group.............................  1,500          97,605
Banks - Major Regional (continued)
Regions Financial Corp...................................    700    $     21,315
SouthTrust Corp..........................................  1,000          47,550
State Street Corp........................................    800          83,024
Suntrust Banks, Inc......................................  1,700         107,950
Synovus Financial Corp...................................  1,700          48,926
U.S. Bancorp............................................. 11,008         233,149
Union Planters Corp......................................    700          26,607
Wachovia Corp............................................    900          54,720
Wells Fargo & Co.........................................  9,100         427,427
                                                                    ------------
                                                                       2,540,571
                                                                    ------------
Banks - Money Center (0.9%)
Bank of America Corp.....................................  8,800         492,800
First Union Corp.........................................  5,400         161,838
J.P. Morgan Chase & Co................................... 10,180         488,436
                                                                    ------------
                                                                       1,143,074
                                                                    ------------
Banks - Regional (0.2%)
Banknorth Group, Inc.....................................  5,200         102,908
East West Bancorp, Inc...................................  5,700         118,332
                                                                    ------------
                                                                         221,240
                                                                    ------------
Beverages - Alcoholic (0.2%)
Anheuser-Busch Co., Inc..................................  5,100         203,949
Brown-Forman Corp........................................    500          30,400
Coors (Adolph) Co........................................    300          15,600
                                                                    ------------
                                                                         249,949
                                                                    ------------
Beverages - Non-Alcoholic (0.5%)
Coca-Cola Co. (The)...................................... 13,500         623,565
                                                                    ------------
Biotechnology (0.8%)
Amgen, Inc. +............................................  6,000         366,840
Array BioPharma Inc. +...................................  8,700          63,510
Biogen, Inc. +...........................................    800          51,728
Chiron Corp. +...........................................  1,000          48,010
Invitrogen Corp. +.......................................  2,300         162,173
MedImmune, Inc. +........................................  1,500          58,725
OSI Pharmaceuticals, Inc. +..............................  1,800          92,412
Protein Design Labs, Inc. +..............................  1,800         115,650
                                                                    ------------
                                                                         959,048
                                                                    ------------
Broadcasting - TV, Radio & Cable (0.2%)
Comcast Corp. - Class A Special +........................  2,200          96,602
Emmis Communications Corp. - Class A +...................  3,500          89,320
Insight Communications Co., Inc. +.......................  2,700          74,925
                                                                    ------------
                                                                         260,847
                                                                    ------------
Building Materials Group (0.0%)
Masco Corp...............................................  1,200          27,600
                                                                    ------------
Cable Television Services (0.1%)
Mediacom Communications Corp. +..........................  7,500         151,875
                                                                    ------------
Cellular/Wireless Telecommunications (0.2%)
Western Wireless Corporation +...........................  4,800         213,744
                                                                    ------------
Chemicals (0.4%)
Air Products and Chemicals, Inc..........................  1,400          60,186
Dow Chemical Co..........................................  2,300          76,935
Du Pont (E.I.) de Nemours................................  6,100         275,659

                                         See Notes Portfolio of Investments.  11

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Balanced (continued)
--------------------------------------------------------------------------------
                                                       Number of       Market
                                                        Shares         Value
                                                       ---------    ------------
Chemicals (continued)
Praxair, Inc............................................    900     $     42,597
                                                                    ------------
                                                                         455,377
                                                                    ------------
Chemicals - Diversified (0.1%)
Engelhard Corp..........................................    700           17,997
FMC Corp. +.............................................    200           14,338
Olin Corp...............................................  7,000          132,650
                                                                    ------------
                                                                         164,985
                                                                    ------------
Chemicals - Speciality (0.4%)
Cambrex Corp............................................  3,500          162,820
Ecolab, Inc.............................................  1,000           37,830
Great Lakes Chemical Corp...............................    300            9,429
International Flavors & Fragrances, Inc.................    600           14,832
Millennium Chemicals, Inc............................... 12,500          210,000
Sigma-Aldrich Corp......................................    700           32,228
                                                                    ------------
                                                                         467,139
                                                                    ------------
Communications Equipment (0.5%)
ADC Telecommunications, Inc.+...........................  4,400           33,044
Comverse Technology, Inc. +.............................    900           61,650
Corning, Inc............................................  5,100          112,047
Nortel Networks Corp....................................  8,000          122,400
QUALCOMM Inc. +.........................................  4,200          240,912
Scientific-Atlanta, Inc.................................    900           51,957
                                                                    ------------
                                                                         622,010
                                                                    ------------
Computer Technology (0.0%)
Watchguard Technologies, Inc. +.........................    700            4,872
                                                                    ------------
Computers - Hardware (1.7%)
Apple Computer, Inc. +..................................    800           20,392
Compaq Computer Corp....................................  4,000           70,000
Dell Computer Corp. +................................... 13,900          365,431
Gateway, Inc. +.........................................  1,700           32,300
Hewlett-Packard Co......................................  5,700          162,051
International Business Machines Corp....................  9,700        1,116,858
Sun Microsystems, Inc. +................................ 17,600          301,312
                                                                    ------------
                                                                       2,068,344
                                                                    ------------
Computers - Networking (0.3%)
Avaya Inc. +............................................    733           10,841
Cisco Systems, Inc. +................................... 18,200          309,036
Network Appliance, Inc.+................................  2,400           54,601
                                                                    ------------
                                                                         374,478
                                                                    ------------
Computers - Peripherals (0.4%)
EMC Corp.+.............................................. 12,300          487,080
                                                                    ------------
Computers Software/Services (3.1%)
Activision, Inc. +......................................  3,000           81,780
Adobe Systems, Inc......................................  1,700           76,364
Autodesk, Inc...........................................    400           13,944
BMC Software, Inc. +....................................  1,200           29,028
Citrix Systems, Inc. +..................................    900           25,560
Computer Associates International, Inc..................  3,100           99,789
Dendrite International, Inc. +..........................  8,500          102,255
Digex, Inc +............................................  8,400          104,832
IntraNet Solutions, Inc. +..............................  3,800          125,704
Computers Software/Services (continued)
Intuit Inc.+............................................  1,100     $     35,244
Mercury Interactive Corp.+..............................  1,000           66,150
Microsoft Corp.+........................................ 28,800        1,951,200
Novell, Inc.+...........................................  1,900            9,082
Oracle Corp.+........................................... 30,200          488,032
PeopleSoft, Inc.+.......................................  1,700           62,968
Pharmacopeia, Inc.+..................................... 10,200          198,900
Siebel Systems, Inc.+...................................  2,400          109,392
THQ Inc.+...............................................  1,600           60,944
VERITAS Software Corp.+.................................  2,400          143,064
                                                                    ------------
                                                                       3,784,232
                                                                    ------------
Construction (0.2%)
Martin Marietta Materials, Inc..........................    900           41,373
Texas Industries, Inc...................................  6,100          187,270
                                                                    ------------
                                                                         228,643
                                                                    ------------
Consumer Finance (0.7%)
Capital One Financial Corp..............................  1,600          100,576
Countrywide Credit Industries, Inc......................    800           34,136
Household International, Inc............................  3,800          243,276
MBNA Corp...............................................  4,650          165,773
Metris Companies, Inc...................................  5,850          175,500
Providian Financial Corp................................  1,600           85,280
                                                                    ------------
                                                                         804,541
                                                                    ------------
Containers/Packaging - Paper (0.0%)
Temple-Inland Inc.......................................    400           20,400
                                                                    ------------
Distributors - Food & Health (0.5%)
Cardinal Health, Inc....................................  3,750          252,750
McKesson HBOC, Inc......................................  1,500           46,260
SUPERVALU, Inc..........................................  7,800          106,626
Sysco Corp..............................................  5,800          163,096
                                                                    ------------
                                                                         568,732
                                                                    ------------
Electric Companies (1.8%)
Allegheny Energy, Inc...................................    900           46,044
ALLETE..................................................  2,100           51,177
Ameren Corp.............................................    700           29,379
American Electric Power Co., Inc........................  1,800           88,812
Cinergy Corp............................................  2,000           69,360
CMS Energy Corp.........................................  1,800           56,340
Consolidated Edison, Inc................................  1,100           41,151
Constellation Energy Group..............................  1,400           66,836
Dominion Resources, Inc.................................  1,704          116,707
DTE Energy Co...........................................    800           33,536
Duke Energy Corp........................................  4,200          196,392
Edison International Inc.+..............................  1,600           15,760
Entergy Corp............................................  2,600          105,300
Exelon Corp.............................................  2,700          186,435
FirstEnergy Corp........................................  1,300           39,390
FPL Group, Inc..........................................  1,900          113,810
GPU, Inc................................................  1,000           33,310
IDACORP, Inc............................................  2,900          111,650


12  See Notes to Portfolio of Investments

                                                       Number of       Market
                                                        Shares         Value
                                                       ---------    ------------
Electric Companies (continued)
Independent Energy Holdings Plc+........................ 14,900     $         74
Montana Power Co. (The)+................................  6,800           84,728
NiSource Inc............................................  1,500           44,655
Pinnacle West Capital Corp..............................  1,100           55,209
PPL Corp................................................  1,200           66,000
Progress Energy, Inc....................................  1,400           61,936
Public Service Enterprise Group, Inc....................  1,700           78,948
Reliant Energy Inc......................................  2,800          138,740
Southern Co.............................................  3,700           86,543
TXU Corp................................................  2,100           92,316
Xcel Energy, Inc........................................  3,500          109,200
                                                                    ------------
                                                                       2,219,738
                                                                    ------------
Electric Utilities (0.1%)
Mirant Corp.+...........................................  1,871           76,337
                                                                    ------------
Electrical Equipment (2.9%)
Advanced Energy Industries, Inc. +......................  2,500           86,775
C&D Technologies, Inc...................................  4,700          166,756
Cooper Industries, Inc..................................    700           26,159
Emerson Electric Co.....................................  2,300          153,295
General Electric Co..................................... 52,400        2,542,972
Littlefuse, Inc. +......................................  5,200          139,360
Power-One, Inc..........................................    400            7,004
Rockwell International Corp.............................    900           40,527
Sanmina Corp............................................  1,600           46,640
Sensormatic Electronics Corp. +.........................  6,900          100,050
Three-Five Systems, Inc. +..............................  9,100          145,145
                                                                    ------------
                                                                       3,454,683
                                                                    ------------
Electronics - Defense (0.3%)
Aeroflex Inc. +.........................................  8,200          122,262
Mercury Computer Systems, Inc. +........................  2,900          147,262
Raytheon Co. - Class B..................................  1,800           53,154
                                                                    ------------
                                                                         322,678
                                                                    ------------
Electronics - Instruments (0.0%)
PerkinElmer, Inc........................................    300           20,073
Tektronix, Inc..........................................    800           19,360
                                                                    ------------
                                                                          39,433
                                                                    ------------
Electronics - Semiconductors (2.2%)
Adaptec, Inc............................................    900           10,116
Advanced Micro Devices, Inc.............................  2,500           77,500
Altera Corp. +..........................................  2,100           53,109
Analog Devices, Inc. +..................................  2,000           94,620
Applied Micro Circuits Corp. +..........................  2,600           67,652
Broadcom Corp. - Class A +..............................  1,400           58,184
Cree, Inc. +............................................  6,200          133,486
Intel Corp.............................................. 36,500        1,128,215
International Rectifier Corp. +.........................  1,100           61,050
JDS Uniphase Corp. +....................................  7,000          149,660
Linear Technology Corp..................................  1,700           81,668
Maxim Integrated Products, Inc. +.......................  2,200          112,420
Micron Technology, Inc. +...............................  3,200          145,216
Texas Instruments, Inc..................................  9,400          363,780
Electronics - Semiconductors (continued)
Vitesse Semiconductor Corp. +...........................  1,100     $     37,290
Xilinx, Inc. +..........................................    800           37,976
                                                                    ------------
                                                                       2,611,942
                                                                    ------------
Engineering & Construction (0.1%)
Jacobs Engineering Group, Inc. +........................    900           59,328
                                                                    ------------
Entertainment (1.2%)
AOL Time Warner Inc. +.................................. 10,800          545,400
Viacom, Inc. - Class B +................................  9,500          494,570
Walt Disney Co. (The)................................... 11,800          356,950
                                                                    ------------
                                                                       1,396,920
                                                                    ------------
Equipment - Semiconductors (0.2%)
Applied Materials, Inc. +...............................  4,300          234,780
Novellus Systems, Inc. +................................    700           38,605
                                                                    ------------
                                                                         273,385
                                                                    ------------
Financial - Diversified (3.0%)
Ambac Financial Group, Inc..............................    800           43,048
American Express Co.....................................  7,400          314,056
CIT Group, Inc. (The)...................................  2,400           88,080
Citigroup Inc........................................... 26,541        1,304,490
Fannie Mae.............................................. 10,100          810,626
Freddie Mac.............................................  7,000          460,600
Morgan Stanley Dean Witter & Co.........................  6,100          383,019
Mutual Risk Management Ltd.............................. 11,900           76,874
USA Education Inc.......................................  1,300           92,430
                                                                    ------------
                                                                       3,573,223
                                                                    ------------
Food & Drug Retail (0.1%)
Pathmark Stores, Inc. +.................................  4,300           81,700
                                                                    ------------
Foods (1.3%)
Campbell Soup Co........................................  2,300           70,012
ConAgra Foods, Inc......................................  2,800           58,268
Dean Foods Co...........................................  1,900           70,300
Dole Food Co., Inc......................................  6,100           91,500
General Mills, Inc......................................  1,700           66,997
Heinz (H.J.) Co.........................................  2,000           78,300
Hershey Foods Corp......................................    700           42,287
Kellogg Co..............................................  2,200           56,100
PepsiCo, Inc............................................  7,900          346,099
Quaker Oats Co..........................................    700           67,900
Ralston Purina Group....................................  1,900           57,741
Sara Lee Corp...........................................  4,700           93,577
Sensient Technologies, Corp.............................  5,300           95,400
Suiza Foods Corp. +.....................................  3,000          139,050
Unilever NV.............................................  3,057          171,559
Wrigley (Wm.) Jr. Co....................................  1,200           57,972
                                                                    ------------
                                                                       1,563,062
                                                                    ------------
Footwear (0.1%)
NIKE, Inc. - Class B....................................  1,600           66,896
                                                                    ------------
Gaming, Lottery, & Pari-mutuel (0.0%)
Harrah's Entertainment, Inc. +..........................    800           27,600
                                                                    ------------
Hardware & Tools (0.0%)
Black & Decker Corp.....................................    700           27,902

                                       See Notes to Portfolio of Investments. 13

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Balanced (continued)
================================================================================

                                                        Number of      Market
                                                         Shares        Value
                                                       ---------    ------------
Hardware & Tools (continued)
Stanley Works (The).................................        400     $     14,500
                                                                    ------------
                                                                          42,402
                                                                    ------------
Health Care - Drugs (0.3%)
Alpharma Inc. - Class A.............................      5,800          131,196
Alza Corp.+.........................................      2,000           91,440
Medicis Pharmaceutical Corp.+......................       1,500           74,550
Watson Pharmaceuticals, Inc.........................        600           29,880
                                                                    ------------
                                                                         327,066
                                                                    ------------
Health Care - Drugs/Pharmaceuticals (4.0%)
Allergan, Inc.......................................      1,000           76,000
Eli Lilly & Co......................................      6,100          518,500
Forest Laboratories, Inc.+..........................      1,400           85,610
Guilford Pharmaceuticals Inc.+......................      5,800          116,058
King Pharmaceuticals, Inc.+.........................      1,400           58,982
Merck & Co., Inc....................................     12,300          934,431
Pfizer, Inc.........................................     50,000        2,165,000
Pharmacia Corp......................................      6,894          360,280
Schering-Plough Corp................................      8,100          312,174
SICOR Inc.+.........................................      2,200           32,802
Titan Pharmaceuticals, Inc..........................      4,000          141,000
                                                                    ------------
                                                                       4,800,837
                                                                    ------------
Health Care - Hospital Management (0.2%)
HCA - The Healthcare Co.............................      2,700          104,490
Tenet Healthcare Corp.+.............................      3,500          156,240
                                                                    ------------
                                                                         260,730
                                                                    ------------
Health Care - Managed Care (0.2%)
UnitedHealth Group Inc..............................      2,900          189,892
Wellpoint Health Networks, Inc.+....................        800           78,600
                                                                    ------------
                                                                         268,492
                                                                    ------------
Health Care - Medical Products/Supplies (0.8%)
Applera Corp........................................      1,200           38,472
Bard (C.R.) Inc.....................................        300           13,203
Bausch & Lomb, Inc..................................        300           12,810
Baxter International, Inc...........................      1,600          145,840
Becton, Dickinson & Co..............................      1,200           38,820
Biomet, Inc.........................................      1,800           76,914
Boston Scientific Corp.+............................      2,000           31,760
Guidant Corp.+......................................      1,600           65,600
Invacare Corp.......................................      4,000          141,200
Medtronic, Inc......................................      6,500          289,900
St. Jude Medical, Inc.+.............................        500           28,625
Stryker Corp........................................      1,000           59,290
                                                                    ------------
                                                                         942,434
                                                                    ------------
Health Care - Special Services (0.3%)
Apria Healthcare Group, Inc.+.......................      2,700           70,119
HEALTHSOUTH Corp.+..................................      2,200           30,910
Renal Care Group, Inc.+.............................      7,100          202,918
                                                                    ------------
                                                                         303,947
                                                                    ------------
Health Care Diversified (1.8%)
Abbott Laboratories.................................      8,600          398,868
American Home Products Corp.........................      7,300          421,575
Health Care Diversified (continued)
Bristol-Myers Squibb Co.............................     10,400     $    582,400
Johnson & Johnson...................................      7,600          733,248
                                                                    ------------
                                                                       2,136,091
                                                                    ------------
Homebuilding (0.0%)
Centex Corp.........................................        600           25,890
                                                                    ------------
Household Furnishings & Appliances (0.2%)
Ethan Allen Interiors, Inc..........................      4,400          156,200
Leggett & Platt, Inc................................        900           17,469
Maytag Corp.........................................        400           13,900
Whirlpool Corp......................................        500           27,885
                                                                    ------------
                                                                         215,454
                                                                    ------------
Household Products - Non-Durable (0.7%)
Church & Dwight Co., Inc............................      2,700           64,773
Clorox Co...........................................      1,300           41,379
Colgate-Palmolive Co................................      2,900          161,965
Kimberly-Clark Corp.................................      3,000          178,200
Procter & Gamble Co.................................      7,200          432,360
                                                                    ------------
                                                                         878,677
                                                                    ------------
Housewares (0.0%)
Fortune Brands, Inc.................................        600           18,690
Newell Rubbermaid Inc...............................      1,400           37,744
                                                                    ------------
                                                                          56,434
                                                                    ------------
Insurance - Life/Health (1.1%)
AFLAC, Inc..........................................      6,000          190,800
American General Corp...............................      4,200          183,162
Conseco, Inc.+......................................        100            1,903
Jefferson-Pilot Corp................................      1,275           59,491
Lincoln National Corp...............................      1,700           78,472
MetLife, Inc........................................      4,000          116,000
Nationwide Financial Services, Inc..................      3,800          155,648
Protective Life Corp................................      5,800          173,536
The MONY Group Inc..................................      4,000          140,640
Torchmark Corp......................................      4,900          185,661
UnumProvident Corp..................................      2,100           62,811
                                                                    ------------
                                                                       1,348,124
                                                                    ------------
Insurance - Multi-Line (1.1%)
American International  Group, Inc..................     12,740        1,042,132
CIGNA Corp..........................................      1,300          138,710
Hartford Financial Services Group, Inc..............      2,000          124,200
Loews Corp..........................................      1,100           74,151
                                                                    ------------
                                                                       1,379,193
                                                                    ------------
Insurance - Property/Casualty (0.7%)
Allstate Corp. (The)................................      7,300          304,775
Chubb Corp..........................................      1,000           66,750
Cincinnati Financial Corp...........................      1,000           38,380
HCC Insurance Holdings, Inc.........................      6,600          186,120
MBIA, Inc...........................................      1,800           86,130
MGIC Investment Corp................................        800           51,992
Progressive Corp....................................        400           46,720
St. Paul Co., Inc...................................      1,550           69,905
                                                                    ------------
                                                                         850,772
                                                                    ------------

14 See Notes to Portfolio of Investments.

================================================================================

                                                       Number of       Market
                                                        Shares         Value
                                                       ---------    ------------
Insurance Brokers (0.3%)
Aon Corp.............................................     1,200     $     39,888
Gallagher (Arthur J.) & Co...........................     6,800          171,496
Marsh & McLennan Co., Inc............................     1,500          144,660
                                                                    ------------
                                                                         356,044
                                                                    ------------
Investment Banking/Brokerage (0.4%)
Bear Stearns Co., Inc. (The).........................       500           25,150
Charles Schwab Corp..................................     3,200           63,360
Lehman Brothers Holdings Inc.........................     1,300           94,575
Merrill Lynch & Co., Inc.............................     4,300          265,310
                                                                    ------------
                                                                         448,395
                                                                    ------------
Investment Management (0.1%)
Franklin Resources, Inc..............................       700           30,555
Price (T. Rowe) Associates, Inc......................       700           24,332
Stilwell Financial, Inc..............................     1,200           35,364
                                                                    ------------
                                                                          90,251
                                                                    ------------
Leisure Time - Products (0.1%)
Brunswick Corp.......................................       600           12,036
Harley-Davidson, Inc.................................     1,700           78,353
Hasbro, Inc..........................................     1,450           17,763
Mattel, Inc..........................................     2,900           46,835
                                                                    ------------
                                                                         154,987
                                                                    ------------
Lodging - Hotels (0.1%)
Carnival Corp........................................     3,300           87,450
Hilton Hotels Corp...................................     1,400           15,470
Marriott International, Inc..........................       900           41,292
                                                                    ------------
                                                                         144,212
                                                                    ------------
Machinery - Diversified (0.2%)
Caterpillar, Inc.....................................     1,800           90,360
Dover Corp...........................................       500           19,535
Ingersoll-Rand Co....................................     1,200           56,400
Tecumseh Products Co. - Class A......................     2,600          128,180
                                                                    ------------
                                                                         294,475
                                                                    ------------
Manufacturing - Diversified (1.2%)
Danaher Corp.........................................       900           50,409
Eaton Corp...........................................       400           29,444
Honeywell International Inc..........................     4,225          206,518
Illinois Tool Works, Inc.............................     1,600          101,408
ITT Industries, Inc..................................       800           35,256
Johnson Controls, Inc................................       600           43,440
Minnesota Mining and Manufacturing Co. (3M) .........     2,300          273,723
Parker-Hannifin Corp.................................       600           27,972
Pentair, Inc.........................................     2,500           76,925
PPG Industries Inc...................................     1,000           53,150
Textron, Inc.........................................       700           37,114
Thermo Electron Corp.+...............................       900           23,724
Tyco International Ltd...............................     9,467          505,254
                                                                    ------------
                                                                       1,464,337
                                                                    ------------
Manufacturing - Specialized (0.2%)
Avery Dennison Corp..................................       300           16,821
Pall Corp............................................       500           11,735
Manufacturing - Specialized (continued)
United Technologies Corp.............................     2,600     $    203,008
                                                                    ------------
                                                                         231,564
                                                                    ------------
Medical Services (0.1%)
DaVita, Inc.+........................................     7,600          133,760
                                                                    ------------
Metals Mining (0.0%)
Freeport-McMoRan Copper & Gold, Inc.+................     1,700           24,072
                                                                    ------------
Miscellaneous Metals (0.0%)
Barrick Gold Corp....................................     1,800           29,592
Inco Ltd.+...........................................     1,000           18,140
                                                                    ------------
                                                                          47,732
                                                                    ------------
Natural Gas - Distribution - Pipe Line (1.0%)
Dynegy Inc. - Class A................................     2,600          150,410
El Paso Energy Corp..................................     4,153          285,726
Enron Corp...........................................     4,000          250,880
KeySpan Energy Corp..................................     1,800           71,460
Kinder Morgan, Inc...................................       900           52,830
Sempra Energy........................................     1,200           33,204
Southwest Gas Corp...................................     9,300          195,765
WGL Holdings Inc.....................................     2,400           68,640
Williams Co., Inc. (The).............................     2,700          113,859
                                                                    ------------
                                                                       1,222,774
                                                                    ------------
Office Equipment & Supplies (0.0%)
Pitney Bowes, Inc....................................       700           26,649
                                                                    ------------
Oil (0.6%)
Royal Dutch Petroleum Co.............................    11,500          684,595
                                                                    ------------
Oil & Gas - Drilling & Equipment (0.8%)
Baker Hughes Inc.....................................     1,800           70,722
Halliburton Co.......................................     1,100           47,531
Marine Drilling Companies, Inc.+.....................    12,100          362,637
Nabors Industries, Inc.+.............................       800           47,696
Noble Drilling Corp.+................................       800           38,800
Schlumberger, Ltd....................................     3,100          205,530
Transocean Sedco Forex Inc...........................     3,700          200,836
                                                                    ------------
                                                                         973,752
                                                                    ------------
Oil & Gas - Exploration/Production (0.8%)
Anadarko Petroleum Corp..............................     2,218          143,327
Apache Corp..........................................       700           44,772
Burlington Resources, Inc............................     1,900           89,699
Cabot Oil & Gas Corp.................................     1,000           28,920
Devon Energy Corp....................................     1,200           70,812
EOG Resources, Inc...................................       800           37,112
Kerr-McGee Corp......................................     1,000           71,650
Pioneer Natural Resources Co.+.......................     2,300           43,953
Spinnaker Exploration Co.+...........................     1,500           68,250
St. Mary Land & Exploration Co.......................     7,000          173,950
Unocal Corp..........................................     1,700           64,872
Vintage Petroleum, Inc...............................     8,200          169,412
                                                                    ------------
                                                                       1,006,729
                                                                    ------------
Oil & Gas - Refining & Marketing (0.1%)
Ashland Oil Inc......................................       500           21,530
Sunoco, Inc..........................................       900           34,218

                                       See Notes to Portfolio of Investments. 15

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Balanced (continued)
================================================================================

                                                       Number of       Market
                                                        Shares         Value
                                                       ---------    ------------
Oil & Gas - Refining & Marketing (continued)
Tosco Corp..........................................      1,700     $     78,285
                                                                    ------------
                                                                         134,033
                                                                    ------------
Oil - Domestic Integrated (0.5%)
Amerada Hess Corp...................................      1,000           87,500
Conoco Inc. - Class B...............................      5,000          152,100
Occidental Petroleum Corp...........................      3,100           93,372
Phillips Petroleum Co...............................      2,600          154,960
USX-Marathon Group..................................      2,800           89,488
                                                                    ------------
                                                                         577,420
                                                                    ------------
Oil - International Integrated (2.1%)
Chevron Corp........................................      5,400          521,424
Exxon Mobil Corp....................................     19,044        1,687,298
Texaco, Inc.........................................      4,700          339,716
                                                                    ------------
                                                                       2,548,438
                                                                    ------------
Paper & Forest Products (0.3%)
Boise Cascade Corp..................................        500           17,490
Georgia-Pacific Corp................................      1,300           42,263
Louisiana-Pacific Corp..............................     17,300          211,925
Mead Corp...........................................        500           14,100
Westvaco Corp.......................................        400           10,552
Weyerhaeuser Co.....................................      1,100           62,183
Willamette Industries, Inc..........................        900           43,785
                                                                    ------------
                                                                         402,298
                                                                    ------------
Personal Care (0.1%)
Avon Products, Inc..................................      1,300           55,016
Gillette Co.........................................      2,500           70,900
                                                                    ------------
                                                                         125,916
                                                                    ------------
Photography/Imaging (0.1%)
Eastman Kodak Co....................................      1,600           69,600
                                                                    ------------
Power Producers - Independent (0.2%)
AES Corp.+..........................................      2,900          138,243
Calpine Corp.+......................................      1,700           96,883
                                                                    ------------
                                                                         235,126
                                                                    ------------
Publishing (0.1%)
Harcourt General, Inc...............................        300           16,446
McGraw-Hill Co., Inc. (The).........................      1,000           64,780
Meredith Corp.......................................        300           11,322
                                                                    ------------
                                                                          92,548
                                                                    ------------
Publishing - Newspapers (0.2%)
Dow Jones & Co., Inc................................        500           27,135
Gannett Co., Inc....................................      1,500           96,825
New York Times Co...................................        800           32,824
Tribune Co..........................................        900           37,926
                                                                    ------------
                                                                         194,710
                                                                    ------------
Railroads (0.2%)
Burlington Northern Santa Fe Corp...................      2,200           64,680
CSX Corp............................................      1,200           42,084
Norfolk Southern Corp...............................      1,400           27,636
Union Pacific Corp..................................      1,400           79,646
                                                                    ------------
                                                                         214,046
                                                                    ------------
REIT Diversified (0.0%)
Starwood Hotels & Resorts Worldwide, Inc............      1,500     $     54,135
                                                                    ------------
Restaurants (0.3%)
CBRL Group, Inc.....................................      7,100          140,225
Darden Restaurants, Inc.............................        900           24,579
McDonald's Corp.....................................      3,400           93,500
Starbucks Corp.+....................................      1,800           34,830
Tricon Global Restaurants, Inc.+....................        800           35,856
Wendy's International, Inc..........................        900           22,797
                                                                    ------------
                                                                         351,787
                                                                    ------------
Retail - Building Supplies (0.1%)
Lowe's Co., Inc.....................................      1,000           63,000
Sherwin-Williams Co.................................      1,000           20,980
                                                                    ------------
                                                                          83,980
                                                                    ------------
Retail - Computers & Electronics (0.1%)
Best Buy Co., Inc.+.................................      1,300           71,565
Circuit City Stores - Circuit City Group............      1,100           16,555
RadioShack Corp.....................................        900           27,567
                                                                    ------------
                                                                         115,687
                                                                    ------------
Retail - Department Stores (0.3%)
Dillards, Inc.......................................        600           10,164
Federated Department Stores, Inc.+..................      1,300           55,874
Kohl's Corp.+.......................................      1,800          109,908
May Department Stores Co............................      1,500           55,875
Sears, Roebuck & Co.................................      2,100           77,385
                                                                    ------------
                                                                         309,206
                                                                    ------------
Retail - General Merchandise Chain (0.6%)
Target Corp.........................................      4,800          184,560
Wal-Mart Stores, Inc................................     11,100          574,314
                                                                    ------------
                                                                         758,874
                                                                    ------------
Retail - Home Shopping (0.3%)
PolyMedica Corp.+...................................      6,200          168,392
ValueVision International, Inc.+....................     10,600          188,150
                                                                    ------------
                                                                         356,542
                                                                    ------------
Retail - Speciality (0.4%)
AutoZone, Inc.+.....................................      1,000           31,340
Bed Bath & Beyond, Inc.+............................      1,400           39,648
Borders Group, Inc..................................        800           14,880
Casey's General Stores, Inc.........................      9,100          109,746
Office Depot, Inc.+.................................        100              950
Staples, Inc.+......................................      2,700           43,929
Toys "R" Us, Inc.+..................................      1,700           42,160
Zale Corp.+.........................................      4,600          153,456
                                                                    ------------
                                                                         436,109
                                                                    ------------
Retail  Speciality - Apparel (0.4%)
Abercrombie & Fitch Co. - Class A.+.................      4,900          163,170
AnnTaylor Stores Corp.+.............................      6,100          166,225
The Limited, Inc....................................      2,400           40,608
TJX Companies, Inc..................................      1,700           53,261
                                                                    ------------
                                                                         423,264
                                                                    ------------
Retail  Stores - Drug Store (0.4%)
Caremark Rx, Inc....................................      9,300          147,405

16 See Notes to Portfolio of Investments.

================================================================================

                                                       Number of        Market
                                                        Shares          Value
                                                       ---------    ------------
Retail Stores - Drug Store (continued)
CVS Corp............................................      2,100     $    123,795
Walgreen Co.........................................      5,500          235,290
                                                                    ------------
                                                                         506,490
                                                                    ------------
Retail Stores - Food Chains (0.3%)
Albertson's, Inc....................................      2,200           73,480
Kroger Co. (The).+..................................      4,300           97,137
Safeway, Inc.+......................................      2,700          146,610
Winn-Dixie Stores, Inc..............................        800           25,256
                                                                    ------------
                                                                         342,483
                                                                    ------------
Savings & Loan Companies (0.7%)
Charter One Financial, Inc..........................      1,100           32,230
FirstFed Financial Corp.+...........................      5,200          156,000
Golden West Financial Corp..........................      1,500           88,050
Roslyn Bancorp, Inc.................................      5,300          135,203
Washington Mutual Financial Corp....................      6,498          324,445
Webster Financial Corp..............................      3,700          117,882
                                                                    ------------
                                                                         853,810
                                                                    ------------
Services - Advertising/Marketing (0.1%)
Interpublic Group of Co's, Inc......................      1,600           54,320
Omnicom Group, Inc..................................      1,000           87,850
                                                                    ------------
                                                                         142,170
                                                                    ------------
Services - Commercial & Consumer (0.2%)
Cendant Corp.+......................................      4,100           72,734
Convergys Corp.+....................................        700           25,550
H&R Block, Inc......................................        500           27,500
IMS Health, Inc.....................................      2,300           63,135
Pittston Brink's Group..............................      2,000           42,600
                                                                    ------------
                                                                         231,519
                                                                    ------------
Services - Computer Systems (0.2%)
Computer Sciences Corp.+............................        800           28,504
Electronic Data Systems Corp........................      2,400          154,800
Sabre Holdings Corp.+...............................        700           34,902
Sapient Corp.+......................................        800           10,760
                                                                    ------------
                                                                         228,966
                                                                    ------------
Services - Data Processing (0.5%)
Automatic Data Processing, Inc......................      3,900          211,575
Concord EFS, Inc.+..................................      1,800           83,790
First Data Corp.....................................      2,300          155,112
Fiserv, Inc.........................................      1,400           77,476
Paychex, Inc........................................      2,725           94,176
                                                                    ------------
                                                                         622,129
                                                                    ------------
Services - Employment (0.0%)
Robert Half International, Inc.+....................      1,000           27,800
                                                                    ------------
Speciality Printing (0.0%)
Deluxe Corp.........................................        500           12,995
RR Donnelley & Sons Co..............................      1,000           27,840
                                                                    ------------
                                                                          40,835
                                                                    ------------
Steel (0.0%)
Nucor Corp..........................................        700           35,511
Worthington Industries..............................        300            3,585
                                                                    ------------
                                                                          39,096
                                                                    ------------

Telephone (1.9%)
ALLTEL Corp.........................................      1,700     $     92,837
BellSouth Corp......................................      9,900          415,404
CenturyTel, Inc.....................................        700           19,026
Qwest Communications International Inc.+............      4,565          186,709
SBC Communications, Inc.............................     17,927          739,489
Verizon Communications..............................     14,334          789,373
                                                                    ------------
                                                                       2,242,838
                                                                    ------------
Telephone Long Distance (0.5%)
AT&T Corp...........................................     20,100          447,830
Illuminet Holdings, Inc.+...........................      1,500           44,955
McLeodUSA Inc. - Class A.+..........................      8,449           74,774
Sprint Corp.........................................      2,200           47,036
                                                                    ------------
                                                                         614,595
                                                                    ------------
Textiles - Apparel (0.1%)
Liz Claiborne, Inc..................................        500           24,580
Tommy Hilfiger Corp.+...............................      6,900           83,214
VF Corp.............................................        700           28,413
                                                                    ------------
                                                                         136,207
                                                                    ------------
Tobacco (0.9%)
Philip Morris Co. Inc...............................     22,200        1,112,442
UST, Inc............................................        900           27,090
                                                                    ------------
                                                                       1,139,532
                                                                    ------------
Trucks & Parts (0.1%)
Cummins Engine Co., Inc.............................      1,000           41,400
PACCAR, Inc.........................................        700           33,964
                                                                    ------------
                                                                          75,364
                                                                    ------------
Waste Management (0.1%)
Allied Waste Industries, Inc.+......................      2,000           31,840
Waste Management, Inc...............................      3,100           75,671
                                                                    ------------
                                                                         107,511
                                                                    ------------
Total Common Stocks
(Cost $58,066,747)..................................                  71,182,342
                                                                    ------------

PREFERRED STOCKS (0.1%)
Hercules Trust II...................................        304          160,360
                                                                    ------------
Total Preferred Stocks (Cost $170,240)..............                     160,360
                                                                    ------------

                                                       Principal
                                                         Amount
                                                       ---------
LONG-TERM BONDS AND NOTES (36.1%)
Corporate Bonds (13.5%)
Abitibi-Consolidated Inc., 8.30%, 08/01/05 *........    $ 80,000          83,486
Alcoa Inc., 7.38%, 08/01/10.........................     175,000         186,766
Apache Finance Property Ltd., 6.50%, 12/15/07 ......     155,000         155,118
AT&T Wireless, 7.88%, 03/01/11++....................     115,000         114,550
AT&T Wireless, 8.75%, 03/01/31++....................     120,000         122,041
Baker Hughes Inc., 6.25%, 01/15/09..................      25,000          24,677
Boeing Capital Corp., 6.10%, 03/01/11...............     310,000         302,551
Boeing Capital Corp., 7.38%, 09/27/10...............     260,000         278,928
Burlington Northern Santa Fe Corp.,
7.13%, 12/15/10.....................................     190,000         191,833

See Notes to Portfolio of Investments. 17

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Balanced (continued)
================================================================================

                                                      Principal        Market
                                                        Amount         Value
                                                     -----------    ------------
Corporate Bonds (continued)

CIT Group Holdings, Inc., 7.50%, 11/14/03 * .......  $   395,000    $    410,911
Citigroup Inc., 6.50%, 01/18/11 ...................      115,000         114,300
Citigroup Inc., 6.75%, 12/01/05 ...................      160,000         165,909
Comcast Cable Communications,
  6.38%, 01/30/06 .................................      180,000         180,605
ConAgra Foods, Inc., 7.50%, 09/15/05 ..............      270,000         282,876
Consolidated Natural Gas Co., 6.85%, 04/15/11 .....      180,000         178,918
Countrywide Home Loans, Inc.,
  6.85%, 06/15/04 .................................      205,000         210,348
Cox Communications Inc., 6.85%, 01/15/18 * ........      190,000         170,685
Cox Communications Inc., 7.75%, 11/01/10 * ........      170,000         178,466
Deere & Co., 7.13%, 03/03/31 ......................      110,000         103,728
Dominion Resources, Inc., 8.13%, 06/15/10 * .......      160,000         171,027
Dow Chemical Co., 7.38%, 11/01/29 .................       45,000          45,278
Duke Energy Field Services, Inc.,
  7.88%, 08/16/10 * ...............................      380,000         401,462
El Paso Energy Corp., 7.38%, 12/15/12 .............      140,000         142,397
Enron Corp., 5.51%, 09/10/01 * ....................    3,000,000       3,003,450
ERAC USA Finance Co., 6.63%, 02/15/05 .............      165,000         161,355
ERAC USA Finance Co., 6.95%, 03/01/04 ++ ..........      115,000         114,696
Florida Power & Light, 6.88%, 12/01/05 ............      150,000         155,867
Ford Motor Credit Corp., 6.88%, 02/01/06 ..........      325,000         332,228
Ford Motor Credit Corp., 7.38%, 10/28/09 ..........      540,000         553,338
Ford Motor Credit Corp., 7.38%, 02/01/11 ..........       40,000          41,060
Ford Motor Credit Corp., 7.50%, 06/15/03 ..........      205,000         213,200
Ford Motor Credit Corp., 7.60%, 08/01/05 ..........      195,000         205,152
General Electric Capital Corp., 6.13%, 02/22/11 ...      140,000         138,373
General Electric Capital Corp., 6.50%, 12/10/07 ...      200,000         206,600
GMAC Commercial Mortgage Corp.,
  7.20%, 01/15/11 .................................      315,000         319,801
Goldman Sachs Group, Inc., 6.88%, 01/15/11 * ......      425,000         424,082
Heller Financial, Inc., 6.40%, 01/15/03 ...........      105,000         106,792
Household Finance Corp., 6.50%, 01/24/06 ..........      185,000         188,058
International Lease Finance Corp.,
  6.75%, 11/03/03 .................................      280,000         290,013
Kellogg Co., 5.50%, 04/01/03 ++ ...................       85,000          84,638
Kellogg Co., 6.60%, 04/01/11 ++ ...................      300,000         290,613
Kellogg Co., 7.45%, 04/01/31 ++ ...................       90,000          87,280
Kinder Morgan Energy, 6.75%, 03/15/11 .............      135,000         133,418
Lehman Brothers Holdings Inc.,
  7.00%, 05/15/03 .................................      255,000         263,384
Morgan Stanley Dean Witter & Co.,
  6.75%, 04/15/11 .................................      270,000         267,643
Norfolk Southern Corp., 7.35%, 05/15/07 ...........      300,000         310,365
Northrop Grumman Corp., 7.13%, 02/15/11 * .........      360,000         359,575
NRG Energy Inc., 8.63%, 04/01/31 ..................       75,000          74,729
Phillips Petroleum Co., 8.75%, 05/25/10 ...........      320,000         365,539
PP&L Transition Bond Co. LLC,
  7.05%, 06/25/09 .................................      340,000         353,175
Progress Energy, Inc., 7.10%, 03/01/11 ............      190,000         190,846
Progress Energy, Inc., 7.75%, 03/01/31 * ..........       95,000          94,870
Qwest Capital Funding Inc., 7.75%, 08/15/06 .......      165,000         173,631
Qwest Capital Funding Inc., 7.90%, 08/15/10 .......      100,000         105,119

Corporate Bonds (continued)

Raytheon Co., 6.15%, 11/01/08 * ...................  $   330,000    $    308,642
Repsol International Finance, 7.45%, 07/15/05 .....      226,000         236,378
Saga Petroleum, 7.25%, 09/23/27 ...................       90,000          87,823
Sears Roebuck Acceptance Corp.,
  7.00%, 02/01/11 * ...............................       75,000          73,232
Sprint Capital Corp., 7.13%, 01/30/06 .............      190,000         191,383
Tennessee Gas Pipeline, 7.00%, 10/15/28 ...........      190,000         170,529
Textron Financial Corp., 5.95%, 03/15/04 ..........      105,000         105,152
Textron Financial Corp., 7.13%, 12/09/04 ..........       85,000          87,253
Tyco International Group SA, 6.75%, 02/15/11 ......      100,000          99,045
U.S. West Communications Group,
  7.63%, 06/09/03 .................................      185,000         192,283
Union Pacific Corp., 7.25%, 11/01/08 ..............      120,000         123,007
United Technologies Corp., 6.35%, 03/01/11 * ......      280,000         276,833
United Technologies Corp., 7.13%, 11/15/10 ........       50,000          52,315
Verizon Global Funding Corp.,
  6.75%, 12/01/05 * ++.............................      330,000         337,785
WorldCom, Inc., 7.38%, 01/15/06 ...................      130,000         130,867
                                                                    ------------
Total Corporate Bonds..............................                   16,298,277
                                                                    ------------
Foreign and Supranationals (1.7%)
AT&T Canada Inc., Zero Coupon, 06/15/08 ...........      205,000         172,067
Bombardier Capital Inc., 7.50%, 10/17/05 ..........       85,000          88,740
British Telecommunications, 8.13%, 12/15/10 * .....       55,000          57,074
DaimlerChrysler NA Holdings Inc.,
  7.75%, 06/15/05 * ...............................      565,000         591,374
France Telecom, 7.75%, 03/01/11 ++ ................      275,000         277,219
Hanson Overseas BV, 7.38%, 01/15/03 ...............       85,000          86,812
Hanson Overseas BV, 7.88%, 09/27/10 ...............       90,000          92,335
IMPSAT Fiber Networks Inc.,
  13.75%, 02/15/05 * ..............................       98,000          53,900
Inter-American Development Bank,
  6.75%, 07/15/27 .................................      145,000         142,412
Transocean Offshore, 7.50%, 04/15/31 ..............       90,000          88,512
Tyco International Group SA, 5.88%, 11/01/04 ......      205,000         203,165
Tyco International Group SA, 6.13%, 11/01/08 ......      140,000         133,437
Vodafone AirTouch Plc, 7.75%, 02/15/10 ++ .........       18,000          19,134
                                                                    ------------
Total Foreign and Supranationals...................                    2,006,181
                                                                    ------------
Non-Agency Mortgage-Backed Securities(0.3%)
DLJ Mortgage Acceptance Corp.,
  8.10%, 06/18/04 * ...............................      350,000         328,562
                                                                    ------------
U.S. Government Agency Mortgage-Backed
  Securities (13.6%)
Federal Home Loan MortgageCorp.,
  7.00%, 05/01/30 # ...............................    2,100,000       2,118,375
Federal Home Loan Mortgage Corp.,
  7.50%, 12/01/11 .................................      162,789         168,265
Federal National Mortgage Assoc.,
  6.00%, 05/17/29 # ...............................    1,200,000       1,158,756
Federal National Mortgage Assoc.,
  6.50%, 11/01/13 .................................      378,747         382,299
Federal National Mortgage Assoc.,
  6.50%, 11/01/28 .................................       90,027          89,295

18 See Notes to Portfolio of Investments.

                                                       Principal        Market
                                                        Amount          Value
                                                     -----------   -------------
U.S. Government Agency Mortgage-Backed
  Securities (continued)
Federal National Mortgage Assoc.,
  7.00%, 05/01/30 # ..............................   $ 2,500,000   $  2,519,525
Federal National Mortgage Assoc.,
  7.50%, 07/01/11 ................................        91,047         94,006
Federal National Mortgage Assoc.,
  7.50%, 10/01/30 ................................       266,104        271,509
Federal National Mortgage Assoc.,
  7.50%, 11/01/30 ................................       481,535        491,315
Federal National Mortgage Assoc.,
  8.00%, 05/01/30 # ..............................       480,000        496,200
Federal National Mortgage Assoc.,
  8.50%, 11/01/23 ................................       237,982        253,525
Federal National Mortgage Assoc.,
  8.50%, 12/01/29 ................................       667,229        709,971
Federal National Mortgage Assoc.,
  9.50%, 10/01/16 ................................       394,925        421,105
Government National Mortgage Assoc.,
  6.38%, 04/20/28 ................................       128,783        130,272
Government National Mortgage Assoc.,
  6.50%, 06/15/31 # ..............................     1,500,000      1,487,820
Government National Mortgage Assoc.,
  7.00%, 07/06/26 # ..............................     1,360,000      1,374,022
Government National Mortgage Assoc.,
  7.50%, 12/15/23 ................................     1,417,602      1,456,586
Government National Mortgage Assoc.,
  7.50%, 11/20/30 ................................       455,977        464,813
Government National Mortgage Assoc.,
  7.50%, 06/15/31 # ..............................       800,000        819,000
Government National Mortgage Assoc.,
  8.00%, 12/15/17 ................................       276,986        291,095
Government National Mortgage Assoc.,
  8.00%, 12/15/23 ................................       535,054        557,291
Government National Mortgage Assoc.,
  8.00%, 07/15/24 ................................       677,178        704,475
                                                                   ------------
Total U.S. Government Agency Mortgage-Backed
  Securities......................................                   16,459,520
                                                                   ------------
U.S. Government and Agency Obligations (0.4%)
First Union National Bank, 6.14%, 12/15/10 .......       300,000        291,129
LB-UBS Commercial Mortgage Trust,
  7.37%, 06/15/10 ................................       200,000        211,257
                                                                   ------------
Total U.S. Government and Agency Obligations......                      502,386
                                                                   ------------
U.S. Government Obligations (6.6%)
U.S. Treasury Bond, 6.13%, 08/15/29 * ............       620,000        639,084
U.S. Treasury Bond, 6.25%, 05/15/30 ..............       545,000        574,463
U.S. Treasury Bond, 8.13%, 05/15/21 * ............       215,000        270,261
U.S. Treasury Note, 4.25%, 03/31/03 ..............     4,647,000      4,640,448
U.S. Treasury Note, 5.00%, 02/15/11 ..............       427,000        416,193
U.S. Treasury Note, 5.25%, 05/15/04 ..............       600,000        610,032
U.S. Treasury Note, 5.75%, 11/15/05 ..............       790,000        817,405
                                                                   ------------
Total U.S. Government Obligations.................                    7,967,886
                                                                   ------------
Total Long-Term Bonds and Notes
(Cost $43,504,308)................................                   43,562,812
                                                                   ------------

SHORT-TERM INVESTMENTS (12.4%)

Goodyear Tire & Rubber  Co., 5.75%, 05/09/01 .....   $ 3,000,000   $  2,996,167
Kroger Co., 6.40%, 05/01/01 ......................     3,924,000      3,924,000
Sears Roebuck Acceptance Corp.,
  5.40%, 06/07/01 * ..............................     2,000,000      1,988,900
TRW, Inc., 6.45%, 06/15/01 * .....................     3,000,000      2,997,705
U.S. Treasury Bill, 6.50%, 05/31/01 * ............       177,000        177,304
U.S. Treasury Bill, 3.84%, 10/04/01 @ ............       200,000        196,680
U.S. Treasury Bill, 4.06%, 10/04/01 ..............       100,000         98,340
Viacom International Inc., 5.25%, 06/12/01 * .....     2,500,000      2,484,688
                                                                   ------------
Total Short-Term Investments
(Cost $14,863,666)                                                   14,863,784
                                                                   ------------
Total Investments (Cost $116,604,961)(a)                            129,769,298
Other Assets Less Liabilities                                        (9,147,229)
                                                                   ------------
Total Net Assets                                                   $120,622,069
                                                                   ============

                                       See Notes to Portfolio of Investments. 19

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Balanced (continued)
================================================================================


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $119,202,061. Unrealized gains and losses, based on identified tax cost at April 30, 2001, are as follows:

Unrealized gains ..........................          $ 11,007,094

Unrealized losses .........................              (439,857)
                                                     ------------
  Net unrealized gain .....................          $ 10,567,237
                                                     ============

Information concerning open futures contracts at April 30, 2001 is shown below:

                                          Notional
                            No. of         Market      Expiration    Unrealized
                           Contracts       Value          Date       Gain/(Loss)
                           ---------       -----          ----       -----------

    Long Contracts
---------------------
Russell 2000 Index
Futures ...................      7    $  1,705,200     Jun 01        $   51,350

U.S. 5 Yr. Treas. Bond ....     20       2,082,500     Jun 01           (12,288)

U.S. 20 Yr. Treas. Bond ...     22       2,210,312     Jun 01           (74,665)
                                      ------------                   ----------
                                      $  5,998,012                      (35,603)
                                      ============                   ==========


Short Contracts

U.S. 2 Yr. Treas. Bond ....      8    $ (1,644,000)   Jun 01         $   2,828

U.S. 10 Yr. Treas. Bond ...     31      (3,217,219)   Jun 01            52,617
                                      ------------                   ---------
                                      $ (4,861,219)                  $  55,445
                                      ============                   =========

* Segregated securities for purchases of delayed delivery or when-issued securities held at April 30, 2001.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
#    When-issued or delayed delivery security.
+    Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 2001.

Category percentages are based on net assets.

20 See Notes to Financial Statements.

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Growth and Income
================================================================================

                                                 Number of      Market
                                                  Shares        Value
                                                 ---------   -----------
COMMON STOCKS (95.8%)
United States (92.8%)

Aerospace/Defense (2.2%)
Alliant Techsystems Inc. +.....................     1,700   $   160,140
Boeing Co......................................   108,600     6,711,480
General Dynamics Corp..........................    43,400     3,345,272
                                                            -----------
                                                             10,216,892
                                                            -----------
Airlines (0.2%)
America West Holdings Corp.+...................     8,900        90,869
Southwest Airlines Co..........................    54,900       999,729
                                                            -----------
                                                              1,090,598
                                                            -----------
Auto Parts & Equipment (0.1%)
Gentex Corp.+..................................     7,000       189,000
Lear Corp.+....................................     6,000       216,000
                                                            -----------
                                                                405,000
                                                            -----------
Banks - Major Regional (1.7%)
Comerica, Inc..................................    45,300     2,329,779
SouthTrust Corp................................    33,500     1,592,925
U.S. Bancorp...................................   187,800     3,977,604
                                                            -----------
                                                              7,900,308
                                                            -----------
Banks - Money Center (0.6%)
Bank of America Corp...........................    50,500     2,828,000
                                                            -----------
Banks - Regional (0.4%)
North Fork Bancorp, Inc........................    28,600       759,330
Silicon Valley Bancshares.+....................     7,400       185,444
TCF Financial Corp.............................    26,700     1,015,401
                                                            -----------
                                                              1,960,175
                                                            -----------
Beverages - Alcoholic (0.3%)
Coors (Adolph) Co..............................    23,500     1,222,000
                                                            -----------
Beverages - Non-Alcoholic (0.6%)
Pepsi Bottling Group, Inc. (The)...............    67,100     2,685,342
                                                            -----------
Biotechnology (0.9%)
Array BioPharma Inc.+..........................     9,000        65,700
Invitrogen Corp.+..............................     2,600       183,326
MedImmune, Inc.+...............................    90,600     3,546,990
OSI Pharmaceuticals, Inc.+.....................     1,600        82,144
Protein Design Labs, Inc.+.....................     1,800       115,650
                                                            -----------
                                                              3,993,810
                                                            -----------
Broadcasting - TV, Radio & Cable (0.3%)
Clear Channel Communications, Inc.+............    23,800     1,328,040
Emmis Communications Corp. - Class A.+.........     3,600        91,872
Insight Communications Co., Inc.+..............     2,400        66,600
                                                            -----------
                                                              1,486,512
                                                            -----------
Cable Television Services (0.0%)
Mediacom Communications Corp.+.................     7,900       159,975
                                                            -----------
Cellular/Wireless Telecommunications (0.6%)
Amdocs Ltd.+...................................    23,300     1,372,370
AT&T Wireless Group............................    67,100     1,348,710
Western Wireless Corporation+..................     4,900       218,197
                                                            -----------
                                                              2,939,277
                                                            -----------
Chemicals (0.4%)
Eastman Chemical Co............................    33,500     1,783,540
                                                            -----------

                                                 Number of     Market
                                                  Shares        Value
                                                 ---------   ----------
United States   (continued)
Chemicals - Diversified (0.5%)
FMC Corp.+.....................................    26,800   $ 1,921,292
Olin Corp......................................     6,700       126,965
                                                             ----------
                                                              2,048,257
                                                             ----------
Chemicals - Speciality (0.1%)
Cambrex Corp...................................     3,700       172,124
Millennium Chemicals, Inc......................    13,300       223,450
                                                             ----------
                                                                395,574
                                                             ----------
Communications Equipment (1.5%)
CIENA Corp.+...................................    20,400     1,123,224
Comverse Technology, Inc.+.....................    43,300     2,966,050
QUALCOMM Inc.+.................................    45,600     2,615,616
                                                             ----------
                                                              6,704,890
                                                             ----------
Computer Technology (0.0%)
Watchguard Technologies, Inc.+.................       800         5,568
                                                             ----------
Computers - Hardware (3.8%)
Dell Computer Corp.+...........................    97,400     2,560,646
Electronics for Imaging, Inc.+.................    53,400     1,484,520
International Business Machines Corp...........    84,300     9,706,302
Juniper Networks, Inc.+........................    26,000     1,534,780
Sun Microsystems, Inc.+........................   131,400     2,249,568
                                                             ----------
                                                             17,535,816
                                                             ----------
Computers - Networking (1.2%)
Cisco Systems, Inc.+...........................   329,900     5,601,702
                                                             ----------
Computers - Peripherals (0.8%)
EMC Corp.+.....................................    93,700     3,710,520
                                                             ----------
Computers Software/Services (5.7%)
Activision, Inc.+..............................     2,800        76,328
BEA Systems, Inc.+.............................    26,300     1,074,355
Dendrite International, Inc.+..................     9,200       110,676
Digex, Inc.+...................................     8,300       103,584
Galileo International, Inc.....................    26,800       654,456
IntraNet Solutions, Inc.+......................     3,800       125,704
Mercury Interactive Corp.+.....................    22,800     1,508,220
Microsoft Corp.+...............................   172,000    11,653,000
Oracle Corp.+..................................   355,000     5,736,800
Pharmacopeia, Inc.+............................     8,000       156,000
Siebel Systems, Inc.+..........................    32,900     1,499,582
Sybase, Inc.+..................................     9,100       143,325
Synopsys, Inc.+................................    40,400     2,320,172
THQ Inc.+......................................     1,600        60,944
VeriSign, Inc.+................................    17,300       887,144
                                                             ----------
                                                             26,110,290
                                                             ----------
Construction (0.1%)
Martin Marietta Materials, Inc. 900............       900        41,373
Texas Industries, Inc..........................     6,700       205,690
                                                             ----------
                                                                247,063
                                                             ----------
Consumer Finance (1.0%)
Household International, Inc...................    50,600     3,239,412
Metris Companies, Inc..........................     6,000       180,000

                                       See Notes to Portfolio of Investments. 21

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Growth and Income (continued)
================================================================================

                                                   Number of      Market
                                                    Shares        Value
                                                   ---------   -----------
United States (continued)

Consumer Finance (continued)
PMI Group, Inc. (The)............................     16,900   $ 1,086,670
                                                               -----------
                                                                 4,506,082
                                                               -----------
Distributors - Food & Health (1.2%)
AmeriSource Health Corp.+........................     20,500     1,107,000
Cardinal Health, Inc.............................     52,050     3,508,170
SUPERVALU, Inc...................................      5,800        79,286
Sysco Corp.......................................     30,000       843,600
                                                               -----------
                                                                 5,538,056
                                                               -----------
Electric Companies (2.6%)
Allegheny Energy, Inc............................     53,900     2,757,524
ALLETE...........................................      2,000        48,740
Entergy Corp.....................................     80,500     3,260,250
FirstEnergy Corp.................................     83,800     2,539,140
IDACORP, Inc.....................................      2,600       100,100
Montana Power Co. (The).+........................      6,900        85,974
PG&E Corp........................................     50,300       451,191
PPL Corp.........................................     46,900     2,579,500
                                                               -----------
                                                                11,822,419
                                                               -----------
Electrical Equipment (5.5%)
Advanced Energy Industries, Inc.+................      2,700        93,717
C&D Technologies, Inc............................      4,200       149,016
General Electric Co..............................    456,200    22,139,386
Littlefuse, Inc.+................................      6,200       166,160
Rockwell International Corp......................     53,400     2,404,602
Sensormatic Electronics Corp.+...................      7,800       113,100
Three-Five Systems, Inc.+........................      9,100       145,145
                                                               -----------
                                                                25,211,126
                                                               -----------
Electronics - Defense (0.1%)
Aeroflex Inc.+...................................      7,700       114,807
Mercury Computer Systems, Inc.+..................      3,400       172,652
                                                               -----------
                                                                   287,459
                                                               -----------
Electronics - Instruments (0.5%)
Waters Corp.+....................................     39,700     2,072,340
                                                               -----------
Electronics - Semiconductors (4.1%)
Altera Corp.+....................................     60,800     1,537,632
Analog Devices, Inc..............................     21,500     1,017,165
Cree, Inc.+......................................      5,100       109,803
Intel Corp.......................................    294,800     9,112,268
International Rectifier Corp.+...................      1,500        83,250
Micron Technology, Inc.+.........................     55,300     2,509,514
Texas Instruments, Inc.+.........................    106,600     4,125,420
                                                               -----------
                                                                18,495,052
                                                               -----------
Engineering & Construction (0.0%)
Jacobs Engineering Group, Inc.+..................      2,300       151,616
                                                               -----------
Entertainment (0.9%)
AOL Time Warner Inc.+............................     81,600     4,120,800
                                                               -----------
Financial - Diversified (2.6%)
Citigroup Inc....................................    161,000     7,913,150
Fannie Mae.......................................     32,000     2,568,320
Freddie Mac......................................     21,900     1,441,020

                                                   Number of      Market
                                                     Shares       Value
                                                   ---------   -----------
United States (continued)
Financial - Diversified (continued)
Mutual Risk Management Ltd.......................     13,900   $    89,794
                                                               -----------
                                                                12,012,284
                                                               -----------
Food & Drug Retail (0.0%)
Pathmark Stores, Inc.+...........................      3,900        74,100
                                                               -----------
Foods (0.2%)
Dean Foods Co....................................      2,400        88,800
Dole Food Co., Inc...............................      6,200        93,000
McCormick & Co., Inc.............................     14,400       565,920
Sensient Technologies, Corp......................      6,100       109,800
Suiza Foods Corp.+...............................      4,300       199,305
                                                               -----------
                                                                 1,056,825
                                                               -----------
Gaming, Lottery, & Pari-mutuel (0.5%)
International Game Technology.+..................     39,900     2,231,607
                                                               -----------
Health Care - Drugs (0.8%)
Alpharma Inc. - Class A..........................      5,900       133,458
Alza Corp.+......................................     70,100     3,204,972
Medicis Pharmaceutical Corp.+....................      2,900       144,130
                                                               -----------
                                                                 3,482,560
                                                               -----------
Health Care - Drugs/Pharmaceuticals (5.7%)
Eli Lilly & Co...................................     40,800     3,468,000
Forest Laboratories, Inc.+.......................     39,700     2,427,655
Guilford Pharmaceuticals Inc.+...................      6,300       126,063
Merck & Co., Inc.................................     72,400     5,500,228
Pfizer, Inc......................................    335,900    14,544,470
SICOR Inc.+......................................      2,100        31,311
Titan Pharmaceuticals, Inc.+.....................      3,700       130,425
                                                               -----------
                                                                26,228,152
                                                               -----------
Health Care - Hospital Management (2.0%)
Tenet Healthcare Corp.+..........................    170,700     7,620,048
Universal Health Services, Inc.+.................     15,300     1,373,328
                                                               -----------
                                                                 8,993,376
                                                               -----------
Health Care - Managed Care (0.6%)
Express Scripts, Inc.+...........................     16,300     1,383,870
Trigon Healthcare, Inc.+.........................     25,800     1,553,418
                                                               -----------
                                                                 2,937,288
                                                               -----------
Health Care - Medical Products/Supplies (1.7%)
Baxter International, Inc........................     38,700     3,527,505
Invacare Corp....................................      4,100       144,730
St. Jude Medical, Inc.+..........................     67,500     3,864,375
                                                               -----------
                                                                 7,536,610
                                                               -----------
Health Care - Special Services (0.1%)
Apria Healthcare Group, Inc.+....................      2,500        64,925
Renal Care Group, Inc.+..........................      5,500       157,190
                                                               -----------
                                                                   222,115
                                                               -----------
Health Care Diversified (1.9%)
Johnson & Johnson................................     87,700     8,461,296
Household Furnishings & Appliances (0.0%)
Ethan Allen Interiors, Inc.......................      4,300       152,650
Household Products - Non-Durable (0.5%)
Church & Dwight Co., Inc.........................      6,900       165,531

22 See Notes to Portfolio of Investments.

================================================================================

                                                   Number of     Market
                                                     Shares      Value
                                                   ---------  -----------
United States (continued)

Household Products - Non-Durable (continued)
Kimberly-Clark Corp..............................    33,500   $ 1,989,900
                                                              -----------
                                                                2,155,431
                                                              -----------
Insurance - Life/Health (0.8%)
AFLAC, Inc.......................................    40,800     1,297,440
John Hancock Financial Services, Inc.............    51,700     1,920,655
Nationwide Financial Services, Inc...............     4,200       172,032
Protective Life Corp.............................     6,000       179,520
The MONY Group Inc...............................     3,700       130,092
Torchmark Corp...................................     4,100       155,349
                                                              -----------
                                                                3,855,088
                                                              -----------
Insurance - Multi-Line (2.1%)
American International Group, Inc................    53,900     4,409,020
CIGNA Corp.......................................    10,700     1,141,690
Loews Corp.......................................    60,600     4,085,046
                                                              -----------
                                                                9,635,756
                                                              -----------
Insurance - Property/Casualty (1.5%)
HCC Insurance Holdings, Inc......................     6,500       183,300
MGIC Investment Corp.............................    50,200     3,262,498
Old Republic International Corp..................    50,500     1,458,945
Radian Group Inc.................................    25,200     1,953,000
                                                              -----------
                                                                6,857,743
                                                              -----------
Investment Banking/Brokerage (1.1%)
Bear Stearns Co., Inc. (The).....................    26,800     1,348,040
Lehman Brothers Holdings Inc.....................    48,600     3,535,650
                                                              -----------
                                                                4,883,690
                                                              -----------
Machinery - Diversified (0.0%)
Tecumseh Products Co. - Class A..................     2,600       128,180
                                                              -----------
Manufacturing - Diversified (2.3%)
American Standard Companies, Inc.+...............    20,100     1,211,025
Graco, Inc.......................................     9,400       257,560
ITT Industries, Inc..............................    33,700     1,485,159
Pentair, Inc.....................................     2,300        70,771
Thermo Electron Corp.+...........................    51,700     1,362,812
Tyco International Ltd...........................   114,400     6,105,528
                                                              -----------
                                                               10,492,855
                                                              -----------
Manufacturing - Specialized (1.0%)
United Technologies Corp.........................    60,400     4,716,032
                                                              -----------
Medical Services (0.0%)
DaVita, Inc.+....................................     7,200       126,720
                                                              -----------
Natural Gas - Distribution - Pipe Line (3.1%)
Dynegy Inc. - Class A............................    34,200     1,978,470
El Paso Energy Corp..............................    68,248     4,695,462
Enron Corp.......................................    29,300     1,837,696
KeySpan Energy Corp..............................    43,800     1,738,860
Sempra Energy....................................    99,900     2,764,233
WGL Holdings Inc.................................     2,300        65,780
Williams Co., Inc. (The).........................    28,500     1,201,845
                                                              -----------
                                                               14,282,346
                                                              -----------

                                                   Number of      Market
                                                     Shares       Value
United States (continued)

Oil & Gas - Drilling & Equipment (2.2%)
Helmerich & Payne, Inc...........................    24,200   $ 1,239,766
Marine Drilling Companies, Inc.+.................    12,000       359,640
Noble Drilling Corp.+............................    53,900     2,614,150
Schlumberger, Ltd................................    44,400     2,943,720
Transocean Sedco Forex Inc.......................    53,200     2,887,696
                                                              -----------
                                                               10,044,972
                                                              -----------
Oil & Gas - Exploration/Production (1.1%)
Apache Corp......................................    46,900     2,999,724
Cabot Oil & Gas Corp.............................       900        26,028
Kerr-McGee Corp..................................    20,200     1,447,330
Pioneer Natural Resources Co.+...................     2,200        42,042
Spinnaker Exploration Co.+.......................     1,400        63,700
St. Mary Land & Exploration Co...................     7,700       191,345
Vintage Petroleum, Inc...........................    10,100       208,666
                                                              -----------
                                                                4,978,835
                                                              -----------
Oil & Gas - Refining & Marketing (0.7%)
Ultramar Diamond Shamrock Corp...................    33,100     1,493,141
Valero Energy Corp...............................    33,700     1,622,992
                                                              -----------
                                                                3,116,133
                                                              -----------
Oil - Domestic Integrated (1.7%)
Amerada Hess Corp................................    25,300     2,213,750
Occidental Petroleum Corp........................    60,700     1,828,284
Phillips Petroleum Co............................    14,800       882,080
USX-Marathon Group...............................    87,500     2,796,500
                                                              -----------
                                                                7,720,614
                                                              -----------
Oil - International Integrated (2.0%)
Exxon Mobil Corp.................................   100,600     8,913,160
Tesoro Petroleum Corp.+..........................    13,700       204,130
                                                              -----------
                                                                9,117,290
                                                              -----------
Paper & Forest Products (0.1%)
Louisiana-Pacific Corp...........................    29,000       355,250
                                                              -----------
Power Producers - Independent (0.6%)
Calpine Corp.....................................    49,200     2,803,908
                                                              -----------
REIT Diversified (0.2%)
Equity Residential Properties Trust..............    20,800     1,091,792
                                                              -----------
Restaurants (0.6%)
Brinker International, Inc.+.....................    75,450     2,165,415
CBRL Group, Inc..................................     7,200       142,200
Sonic Corp.+.....................................     7,550       210,419
                                                              -----------
                                                                2,518,034
                                                              -----------
Retail - Building Supplies (1.3%)
Home Depot, Inc..................................   128,200     6,038,220
                                                              -----------
Retail - Discounters (0.1%)
Ross Stores, Inc.................................    26,800       589,064
                                                              -----------
Retail - General Merchandise Chain (1.5%)
Wal-Mart Stores, Inc.............................   130,800     6,767,592
                                                              -----------
Retail - Home Shopping (0.1%)
PolyMedica Corp.+................................     6,200       168,392
ValueVision International, Inc.+.................    10,900       193,475
                                                              -----------
                                                                  361,867
                                                              -----------

                                       See Notes to Portfolio of Investments. 23

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Growth and Income (continued)
================================================================================

                                                Number of        Market
                                                 Shares          Value
                                                ---------     -----------
United States (continued)
Retail - Speciality (0.4%)
AutoZone, Inc. +................................   43,600     $ 1,366,424
Borders Group, Inc. +...........................      700          13,020
Casey's General Stores, Inc.....................    9,500         114,570
Zale Corp. +....................................    4,500         150,120
                                                              -----------
                                                                1,644,134
                                                              -----------
Retail Speciality - Apparel (0.3%)
Abercrombie & Fitch Co. - Class A +.............    5,800         193,140
AnnTaylor Stores Corp. +........................    6,400         174,400
Talbots, Inc. (The).............................   21,800         912,330
                                                              -----------
                                                                1,279,870
                                                              -----------
Retail Stores - Drug Store (0.0%)
Caremark Rx, Inc. +.............................    8,500         134,725
                                                              -----------
Retail Stores - Food Chains (1.1%)
Albertson's, Inc................................   78,800       2,631,920
Safeway, Inc. +.................................   44,100       2,394,630
                                                              -----------
                                                                5,026,550
                                                              -----------
Savings & Loan  Companies (3.9%)
Dime Bancorp, Inc...............................   67,400       2,247,790
FirstFed Financial Corp. +......................    6,300         189,000
Golden State Bancorp, Inc.......................   77,500       2,309,500
Golden West Financial Corp......................   60,400       3,545,480
GreenPoint Financial Corp.......................   53,700       1,976,160
Roslyn Bancorp, Inc.............................    5,400         137,754
Washington Mutual Financial Corp................  143,200       7,149,976
Webster Financial Corp..........................    3,900         124,254
                                                              -----------
                                                               17,679,914
                                                              -----------
Services - Commercial & Consumer (1.2%)
Cendant Corp. +.................................  167,700       2,974,998
H&R Block, Inc..................................   43,600       2,398,000
Pittston Brink's Group..........................    1,900          40,470
United Rentals, Inc. +..........................   13,100         262,262
                                                              -----------
                                                                5,675,730
                                                              -----------
Services - Computer Systems (0.6%)
SunGard Data Systems Inc. +.....................   50,500       2,791,135
                                                              -----------
Services - Data Processing (0.6%)
Concord EFS, Inc. +.............................   29,600       1,377,880
First Data Corp.................................   20,100       1,355,544
                                                              -----------
                                                                2,733,424
                                                              -----------
Telecommunications (0.3%)
Sonus Networks Inc. +...........................   60,400       1,537,784
                                                              -----------
Telephone (3.0%)
BellSouth Corp..................................   60,400       2,534,384
Telephone & Data Systems, Inc...................   26,800       2,814,000
Verizon Communications..........................  150,700       8,299,049
                                                              -----------
                                                               13,647,433
                                                              -----------
Telephone Long  Distance (0.0%)
Illuminet Holdings, Inc. +......................    1,500          44,955
McLeodUSA Inc. - Class A +......................   10,338          91,491
                                                              -----------
                                                                  136,446
                                                              -----------

                                                Number of        Market
                                                 Shares          Value
United States (continued).......................---------     -----------
Textiles - Apparel (0.0%)
Tommy Hilfiger Corp. +..........................    7,100     $    85,626
                                                              -----------
Tobacco (2.8%)
Philip Morris Co. Inc...........................  236,800      11,866,048
UST, Inc........................................   26,800         806,680
                                                              -----------
                                                               12,672,728
                                                              -----------
Trucks & Parts (0.0%)
Cummins Engine Co., Inc.........................    1,000          41,400
                                                              -----------
Total United States (Cost $392,012,924).........              424,349,233
                                                              -----------

FOREIGN COMMON STOCKS (3.0%)
Canada (0.5%)
Biovail Corp. (Drugs & Pharmaceuticals) +.......   55,500       2,180,040
Canadian Hunter Exploration Ltd.
(Oil & Gas - Exploration/Production) +..........    4,100         118,477
Celestica Inc. (Electronics - Semiconductors) +.    2,200         112,420
                                                              -----------
Total Canada....................................                2,410,937
                                                              -----------
Denmark (0.2%)
Novo-Nordisk A/S (Health Care -
Drugs/Pharmaceuticals)..........................    8,500         323,105
Vestas Wind Systems A/S (Electrical
Equipment)......................................    7,700         359,467
                                                              -----------
Total Denmark...................................                  682,572
                                                              -----------
Finland (0.1%)
Nokia Oyj, ADR (Communications Equipment).......   10,400         355,576
                                                              -----------
France (0.2%)
Altran Technologies SA (Aerospace/Defense) +....    2,700         174,749
Aventis SA (Specialty Chemicals) +..............    4,700         363,781
Business Objects SA (Computer Services +
Software & Systems) +...........................    3,200         115,840
Coflexip SA (Oil Services) +....................      800         117,741
PSA Peugeot Citroen (Automotive) +..............      200          57,079
Total Fina Elf (Oil) +..........................    1,600         238,318
                                                              -----------
Total France....................................                1,067,508
                                                              -----------
Ireland (0.1%)
Bank of Ireland (Financial - Diversified).......   27,000         258,772
                                                              -----------
Israel (0.4%)
Check Point Software Technologies Ltd.
(Computers Software/Services) +.................    5,350         335,605
Teva Pharmaceutical Industries Ltd. (Health
Care - Drugs/Pharmaceuticals)...................   27,300       1,486,485
                                                              -----------
Total Israel....................................                1,822,090
                                                              -----------
Italy (0.0%)
Credito Italiano (Banks & Thrifts) +............   42,500         200,460
                                                              -----------
Japan (0.4%)
Canon, Inc. (Electrical Machinery &
Instruments)....................................    6,000         235,561
Fast Retailing Co. Ltd. (Retail Speciality -
Apparel)........................................      800         172,712
Honda Motor Co. (Automotive)....................    9,000         362,084
Matsushita Electric Industrial Co., Ltd.
(Electrical Machinery & Instruments)............   10,000         166,754



24 See Notes to Portfolio of Investments.

================================================================================

                                                  Number of     Market
                                                    Shares      Value
Japan (continued)                                 ---------  ----------
NTT DoCoMo, Inc. (Other Telecommunications).....         15  $  308,415
Pioneer Corp. (Electronic Media)................      7,000     209,090
Promise Co., Ltd. (Consumer Finance)............      1,500     122,637
Sony Corporation (Semiconductors & Electronics).      4,500     336,585
                                                             ----------
Total Japan.....................................              1,913,838
                                                             ----------
Mexico (0.0%)
Cemex SA de CV, ADR (Forest Products &
Building Materials) +...........................      8,400     194,628
                                                             ----------
Netherlands (0.2%)
ABN AMRO Holding NV (Banks & Thrifts) +.........     12,700     255,598
Hagemeyer NV (Semiconductors & Electronics).....      5,000      99,964
Koninklijke (Royal) Philips Electronics NV
(Electronics -  Component Dist.)................      2,496      73,271
Koninklijke Ahold NV (Food & Drug Retail).......      9,138     283,561
Van der Moolen  Holding NV (Investment
Banking/Brokerage)..............................        900      81,310
VNU NV (Publishing).............................      3,800     157,842
                                                             ----------
Total Netherlands...............................                951,546
                                                             ----------
Singapore (0.0%)
Flextronics International Ltd. (Electrical
Equipment) +....................................      4,500     121,005
                                                             ----------
South Korea (0.0%)
Samsung Electronics (Electronics - Component
Dist.)..........................................      5,700     198,502
                                                             ----------
Spain (0.1%)
Banco Santander Central Hispano SA (Banks &
Thrifts)........................................      3,800      37,734
Telefonica SA (Other Telecommunications) +......     20,890     353,382
                                                             ----------
Total Spain.....................................                391,116
                                                             ----------
Sweden (0.1%)
HiQ International AB (Services - Data
Processing).....................................     30,000     137,572
Svenska Handelsbank (Banks).....................     21,200     315,802
Telelogic AB (Semiconductors & Electronics) +...     30,600      84,611
                                                             ----------
Total Sweden....................................                537,985
                                                             ----------
Switzerland (0.2%)
Nestle SA Registered Shares (Food & Beverage)...        200     414,088
UBS AG (Banks - Money Center) +.................      1,600     243,472
                                                             ----------
Total Switzerland...............................                657,560
                                                             ----------
United Kingdom (0.5%)
Cable & Wireless Plc (Other
Telecommunications).............................     22,481     165,171
Celltech Group Plc (Biotechnology & Medical
Products).......................................     15,400     266,615
Energis Plc (Other Telecommunications) +........     38,400     199,992
GlaxoSmithKline Plc (Drugs).....................      3,500     187,495
Lloyds  TSB Group Plc (Diversified Financial
Services).......................................     31,300     325,356
Northern Rock Plc (Financial - Diversified).....     15,400     120,858
Oxford GlycoSciences Plc (Biotechnology &
Medical Products) +.............................      2,400      34,597

                                                  Number of       Market
                                                   Shares         Value
United  Kingdom (continued)                       ---------    ------------
Shire Pharmaceuticals Group Plc (Drugs) +.......      5,600    $    279,440
Vodafone AirTouch Plc (Cellular/Wireless
Telecommunications).............................     89,978         273,252
WPP Group Plc (Commercial Services).............     19,300         231,271
                                                               ------------
Total United Kingdom............................                  2,084,047
                                                               ------------
Total Foreign Common Stocks
(Cost $13,259,891)..............................                 13,848,142
                                                               ------------
Total Common Stocks
(Cost $405,272,815).............................                438,197,375
                                                               ------------
WARRANTS (0.0%)
Dime Bancorp, Inc. +............................     67,400          15,502
                                                               ------------
Total Warrants (Cost $21,930)...................                     15,502
                                                               ------------

FOREIGN PREFERRED STOCKS (0.0%)
Germany (0.0%)
MLP AG (Investment Management) +................      1,700         188,403
                                                               ------------
Total Foreign Preferred Stocks
(Cost $167,272).................................                    188,403
                                                               ------------
                                                 Principal
                                                  Amount
                                                 ---------

LONG-TERM BONDS AND NOTES (0.0%)
Corporate Bonds (0.0%)
Devon  Energy Corp., 4.90%, 08/15/08............ $  39,000           40,373
Kerr-McGee Corp., 7.50%, 05/15/14...............    45,000           45,169
TALK.com, Inc., 5.00%, 12/15/04.................   100,000           19,000
Vantive Corp. (The), 4.75%, 09/01/02............    70,000           70,350
                                                               ------------
Total Corporate Bonds...........................                    174,892
                                                               ------------
Total Long-Term Bonds and Notes
(Cost $237,128).................................                    174,892
                                                               ------------
SHORT-TERM INVESTMENTS (4.1%)
Enron Corp., 5.51%, 09/10/01.................... 3,000,000        3,003,450
Goodyear Tire & Rubber Co., 5.75%, 05/09/01..... 4,000,000        3,994,889
Kroger Co., 5.75%, 05/01/01.....................11,564,000       11,564,000
U.S. Treasury Bill, 3.84%, 10/04/01 @...........   100,000           98,340
                                                               ------------
Total Short-Term Investments
(Cost $18,657,572)..............................                 18,660,679
                                                               ------------
Total Investments
(Cost $424,356,717)(a)..........................                457,236,851
Other Assets Less Liabilities...................                    243,125
                                                               ------------
Total Net Assets................................               $457,479,976
                                                               ============





                                       See Notes to Portfolio of Investments. 25

Growth & Income Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Growth and Income (continued)
--------------------------------------------------------------------------------



Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $433,299,519. Unrealized gains and losses, based on identified tax cost at April 30, 2001, are as follows:

Unrealized gains ...........................................   $ 38,043,070

Unrealized losses ..........................................    (14,105,738)
                                                               ------------
   Net unrealized gain .....................................   $ 23,937,332
                                                               ============


+    Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 2001.


Information concerning open futures contracts at April 30, 2001 is shown below:

                                         Notional
                            No. of        Market   Expiration   Unrealized
                           Contracts      Value       Date      Gain/(Loss)
                           ---------    ---------  -----------  -----------
Long Contracts
-------------------------

CAC 40 Index Futures.....      8        $ 396,558    Jun 01     $    36,067

DAX Index Futures........      3          417,589    Jun 01          (6,217)

FTSE 100 Index Futures...      2          171,582    Jun 01          (1,810)

TOPIX Index Futures......      5          554,903    Jun 01          67,349
                                       ----------               -----------
                                       $1,540,632               $    95,389
                                       ==========               ===========


Category percentages are based on net assets.


















26 See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK


Growth & Income Funds
Statements of Assets and Liabilities
April 30, 2001 (Unaudited)
================================================================================================

                                                                  Balanced     Growth and Income
                                                                -------------  -----------------
Assets:
Investments, at market value..................................  $ 129,769,298    $ 457,236,851
Cash..........................................................            849              463
Cash denominated in foreign currencies........................             --          922,369
Receivable for:
  Dividends and interest......................................        590,258          260,712
  Investments sold............................................      5,842,850        6,125,228
  Fund shares sold............................................        100,724          165,973
  Recoverable foreign taxes...................................             --           18,475
  Variation margin............................................            747           25,043
Prepaid expenses..............................................            667            2,936
                                                                -------------    -------------
      Total assets............................................    136,305,393      464,758,050
                                                                -------------    -------------
Liabilities:
Payable for:
  Investments purchased.......................................     15,499,823        6,270,795
  Fund shares redeemed........................................         60,447          661,470
  Variation margin............................................             --           15,534
Other liabilities.............................................        123,054          330,275
                                                                -------------    -------------
      Total liabilities.......................................     15,683,324        7,278,074
                                                                -------------    -------------
   NET ASSETS.................................................  $ 120,622,069    $ 457,479,976
                                                                =============    =============
Net assets represented by:
Paid-in capital $.............................................    111,361,343    $ 486,162,182
Net unrealized gain on investments and open futures contracts.     13,184,180       32,963,901
Undistributed net investment income...........................        836,199          371,287
Accumulated net realized loss on investments..................     (4,759,653)     (62,017,394)
                                                                -------------    -------------
NET ASSETS                                                      $ 120,622,069    $ 457,479,976
                                                                =============    =============

Cost of investments...........................................  $ 116,604,961    $ 424,356,717
Cost of cash denominated in foreign currencies................  $          --    $     929,090

28 See Notes to Financial Statements.

================================================================================================================
                                                                                   Balanced    Growth and Income
                                                                                 ------------  -----------------
Capital Shares, $.001 par value:

Class I:
Outstanding......................................................................    6,853,363     33,090,453
Net Assets....................................................................... $ 80,517,811   $375,377,735
Net Asset Value, offering and redemption price per share (net assets divided by
shares outstanding).............................................................. $      11.75   $      11.34

Class A:
Outstanding......................................................................    3,115,379      7,062,935
Net Assets....................................................................... $ 36,588,862   $ 79,761,695
Net Asset Value and redemption price per share (net assets divided by shares
outstanding)..................................................................... $      11.74   $      11.29
Offering price (net asset value divided by 1 minus maximum sales load)........... $      12.46   $      11.98

Class B:
Outstanding......................................................................      114,119         70,489
Net Assets....................................................................... $  1,335,373   $    795,019
Net Asset Value, offering and redemption price per share (net assets divided by
shares outstanding).............................................................. $      11.70   $      11.28

Class C:
Outstanding......................................................................      186,907        137,617
Net Assets....................................................................... $  2,180,023   $  1,545,527
Net Asset Value, offering and redemption price per share (net assets divided by
shares outstanding).............................................................. $      11.66   $      11.23

                                           See Notes to Financial Statements. 29


Growth & Income Funds
Statements of Operations
Six month period ended April 30, 2001 (Unaudited)
=======================================================================================================
                                                                      Balanced   Growth and Income
                                                                     ----------  ----------------
Investment Income:
Dividends..........................................................  $   421,916   $   2,433,598
Interest...........................................................    1,645,156         657,147
                                                                     -----------   -------------
                                                                       2,067,072       3,090,745
Foreign taxes withheld on dividends................................         (686)         (6,887)
                                                                     -----------   -------------
     Total investment income.......................................    2,066,386       3,083,858
                                                                     -----------   -------------
Investment Expenses:
Investment advisory fees...........................................      486,640       1,633,671
Administrative services fees.......................................       60,830         241,798
Distribution plan fees - Class A...................................       43,687         102,232
Distribution plan fees - Class B...................................        4,543           2,948
Distribution plan fees - Class C...................................        8,014           6,881
Shareholder services fees - Class B................................        2,672             983
Shareholder services fees - Class C................................        1,514           2,294
Printing and postage fees..........................................        3,091           2,676
Custody fees.......................................................       25,210          29,497
Transfer agent fees................................................       43,095          74,110
Audit fees.........................................................       12,075          12,077
Directors' fees....................................................        1,772           7,964
Registration fees..................................................       20,898          20,006
Miscellaneous expenses.............................................        3,366          14,577
                                                                     -----------   -------------
     Total investment expenses.....................................      717,407       2,151,714
                                                                     -----------   -------------
Net investment income..............................................    1,348,979         932,144
                                                                     -----------   -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments........................................................   (3,524,246)    (53,772,677)
Futures and forward foreign currency exchange contracts............     (365,882)        (34,898)
Foreign currency related transactions..............................      123,216         119,344
                                                                     -----------   -------------
          Net realized loss on investments.........................   (3,766,912)    (53,688,231)
                                                                     -----------   -------------
Net change in unrealized gain or loss on:
Investments........................................................   (7,087,714)    (34,924,805)
Futures and forward foreign currency exchange contracts............      193,673          95,335
Foreign currency related transactions..............................        2,632          20,971
                                                                     -----------   -------------
          Net change in unrealized gain or loss on investments.....   (6,891,409)    (34,808,499)
                                                                     -----------   -------------
Net realized and change in unrealized gain or loss on investments..  (10,658,321)    (88,496,730)
                                                                     -----------   -------------
Net decrease in net assets resulting from operations...............  $(9,309,342)  $ (87,564,586)
                                                                     ===========   =============


30 See Notes to Financial Statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

Growth & Income Funds
Statements of Changes in Net Assets
================================================================================

                                                                                     Balanced
                                                                       -----------------------------------
                                                                          Six Month
                                                                         Period Ended
                                                                        April 30, 2001     Year Ended
                                                                          (Unaudited)    October 31, 2000
                                                                        --------------   ----------------
From Operations:
Net investment income...............................................    $   1,348,979      $   2,845,243
Net realized gain (loss) on investments.............................       (3,766,912)        10,422,537
Net change in unrealized gain or loss on investments................       (6,891,409)        (2,169,241)
                                                                        -------------      -------------
 Net increase (decrease) in net assets resulting from operations....       (9,309,342)        11,098,539
                                                                        -------------      -------------

Distributions to Shareholders:
Class I:
   From net investment income.......................................       (1,284,570)        (2,030,213)
   From net realized gains..........................................       (7,782,151)        (3,587,037)
Class A:
   From net investment income.......................................         (430,698)          (595,472)
   From net realized gains..........................................       (3,109,883)        (1,116,230)
Class B:
   From net investment income.......................................           (8,504)           (11,081)
   From net realized gains..........................................         (100,716)           (29,173)
Class C:
   From net investment income.......................................          (13,990)           (23,399)
   From net realized gains..........................................         (191,828)           (65,438)
                                                                        -------------      -------------
 Decrease in net assets from distributions to shareholders..........      (12,922,340)        (7,458,043)
                                                                        -------------      -------------

Fund Share Transactions:
Class I:
   Proceeds from shares sold........................................        4,334,584         11,281,711
   Net asset value of shares issued upon reinvestment of
    distributions...................................................        8,978,512          5,555,798
   Payments for shares redeemed.....................................      (11,438,751)       (24,099,888)
Class A:
   Proceeds from shares sold........................................        8,622,199         22,276,880
   Net asset value of shares issued upon reinvestment of
    distributions...................................................        3,498,948          1,683,307
   Payments for shares redeemed.....................................       (4,928,971)       (16,654,695)
Class B:
   Proceeds from shares sold........................................          318,962          1,025,359
   Net asset value of shares issued upon reinvestment of
     distributions..................................................          109,016             40,239
   Payments for shares redeemed.....................................          (29,636)          (687,895)
Class C:
   Proceeds from shares sold........................................          428,837          1,114,653
   Net asset value of shares issued upon reinvestment of
    distributions...................................................          205,818             87,632
   Payments for shares redeemed.....................................         (274,029)          (637,961)
                                                                        -------------      -------------
 Net increase in net assets from fund share transactions............        9,825,489            985,140
                                                                        -------------      -------------
Net change in net assets............................................      (12,406,193)         4,625,636

Net Assets:
Beginning of period.................................................      133,028,262        128,402,626
                                                                        -------------      -------------
End of period.......................................................    $ 120,622,069      $ 133,028,262
                                                                        =============      =============
End of period net assets includes undistributed net
 investment income..................................................    $     836,199      $   1,224,982
                                                                        =============      =============


32 See Notes to Financial Statements.

================================================================================

                                                                                     Balanced
                                                                       -----------------------------------
                                                                          Six Month
                                                                         Period Ended
                                                                        April 30, 2001     Year Ended
                                                                          (Unaudited)    October 31, 2000
                                                                        --------------   ----------------
Share Transactions:
Class I:
   Number of shares sold............................................         359,268             797,859
   Number of shares issued upon reinvestment of distributions.......         740,801             411,757
   Number of shares redeemed........................................        (922,094)         (1,717,169)
                                                                        ------------        ------------
 Net increase (decrease)............................................         177,975            (507,553)
                                                                        ============        ============
Class A:
   Number of shares sold............................................         701,249           1,614,631
   Number of shares issued upon reinvestment of distributions.......         288,454             124,852
   Number of shares redeemed........................................        (399,937)         (1,205,847)
                                                                        ------------        ------------
 Net increase.......................................................         589,766             533,636
                                                                        ============        ============
Class B:
   Number of shares sold............................................          27,078              73,561
   Number of shares issued upon reinvestment of distributions.......           8,995               2,992
   Number of shares redeemed........................................          (2,562)            (50,343)
                                                                        ------------        ------------
 Net increase.......................................................          33,511              26,210
                                                                        ============        ============
Class C:
   Number of shares sold............................................          36,784              79,373
   Number of shares issued upon reinvestment of distributions.......          17,038               6,546
   Number of shares redeemed........................................         (23,438)            (46,906)
                                                                        ------------        ------------
 Net increase.......................................................          30,384              39,013
                                                                        ============        ============


                                           See Notes to Financial Statements. 33

Growth & Income Funds
Statements of Changes in Net Assets (continued)
================================================================================

                                                                                Growth and Income
                                                                      -----------------------------------
                                                                          Six Month
                                                                         Period Ended
                                                                        April 30, 2001     Year Ended
                                                                         (Unaudited)     October 31, 2000
                                                                         -----------     ----------------
From Operations:
Net investment income...............................................    $     932,144     $    1,414,136
Net realized gain (loss) on investments.............................      (53,688,231)        24,488,551
Net change in unrealized gain or loss on investments................      (34,808,499)          (804,048)
                                                                        -------------     --------------
 Net increase (decrease) in net assets resulting from operations....      (87,564,586)        25,098,639
                                                                        -------------     --------------

Distributions to Shareholders:
Class I:
   From net investment income.......................................       (1,289,728)        (1,625,611)
   From net realized gains..........................................      (24,257,451)       (96,505,087)
Class A:
   From net investment income.......................................          (38,499)          (149,768)
   From net realized gains..........................................       (4,641,335)       (13,899,232)
Class B:
   From net realized gains..........................................          (42,108)           (84,146)
Class C:
   From net realized gains..........................................          (99,477)          (323,862)
                                                                        -------------     --------------
 Decrease in net assets from distributions to shareholders..........      (30,368,598)      (112,587,706)
                                                                        -------------     --------------

Fund Share Transactions:
Class I:
   Proceeds from shares sold........................................       10,545,509         48,090,350
   Net asset value of shares issued upon reinvestment of
    distributions...................................................       25,007,946         97,997,116
   Payments for shares redeemed.....................................      (42,117,167)      (149,509,295)
Class A:
   Proceeds from shares sold........................................       13,771,297        112,352,787
   Net asset value of shares issued upon reinvestment of
    distributions...................................................        4,664,948         13,172,999
   Payments for shares redeemed.....................................      (11,672,684)       (94,469,161)
Class B:
   Proceeds from shares sold........................................           97,624            671,344
   Net asset value of shares issued upon reinvestment of
    distributions...................................................           42,010             83,693
   Payments for shares redeemed.....................................          (82,536)          (239,502)
Class C:
   Proceeds from shares sold........................................          251,001          1,103,488
   Net asset value of shares issued upon reinvestment of
    distributions...................................................           70,102            253,370
   Payments for shares redeemed.....................................         (524,587)          (641,246)
                                                                        -------------     --------------
 Net increase in net assets from fund share transactions............           53,463         28,865,943
                                                                        -------------     --------------
Net change in net assets............................................     (117,879,721)       (58,623,124)

Net Assets:
Beginning of period.................................................      575,359,697        633,982,821
                                                                        -------------     --------------
End of period.......................................................    $ 457,479,976      $ 575,359,697
                                                                        =============     ==============
End of period net assets includes undistributed net
 investment income..................................................    $     371,287      $     767,370
                                                                        =============     ==============


34 See Notes to Financial Statements.

================================================================================

                                                                                Growth and Income
                                                                      -----------------------------------
                                                                          Six Month
                                                                         Period Ended
                                                                        April 30, 2001     Year Ended
                                                                         (Unaudited)     October 31, 2000
                                                                         -----------     ----------------
Share Transactions:
Class I:
   Number of shares sold..........................................           889,637            3,236,489
   Number of shares issued upon reinvestment of distributions.....         2,051,188            6,948,160
   Number of shares redeemed......................................        (3,504,968)          (9,925,487)
                                                                        ------------         ------------
 Net increase (decrease)..........................................          (564,143)             259,162
                                                                        ============         ============
Class A:
   Number of shares sold..........................................         1,140,025            7,447,795
   Number of shares issued upon reinvestment of distributions.....           376,509              937,254
   Number of shares redeemed......................................          (970,942)          (6,232,063)
                                                                        ------------         ------------
 Net increase.....................................................           545,592            2,152,986
                                                                        ============         ============
Class B:
   Number of shares sold..........................................             8,195               45,699
   Number of shares issued upon reinvestment of distributions.....             3,385                5,941
   Number of shares redeemed......................................            (6,290)             (16,049)
                                                                        ------------         ------------
 Net increase.....................................................             5,290               35,591
                                                                        ============         ============
Class C:
   Number of shares sold..........................................            21,239               75,787
   Number of shares issued upon reinvestment of distributions.....             5,672               18,079
   Number of shares redeemed......................................           (46,625)             (44,242)
                                                                        ------------         ------------
 Net increase (decrease)..........................................           (19,714)              49,624
                                                                        ============         ============


                                           See Notes to Financial Statements. 35

Growth & Income Funds
Notes to Financial Statements
April 30, 2001 (Unaudited)
================================================================================
1. Organization

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers two funds, (each a Fund; collectively, the Funds), Aetna Balanced Fund (Balanced) and Aetna Growth and Income Fund (Growth and Income).

The Funds are authorized to offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

     Class I:  No sales charges or distribution fees.

     Class A: Generally, subject to a front-end sales charge; distribution fees of 0.25% (of average net assets of the class per year).

     Class B:  No front-end sales charge; contingent deferred sales charge
               (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

     Class C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75%; service fees of 0.25%.

Shares in each Class were first made available to the public on the following dates:

                                        Class I             Class A           Class B          Class C
                                        -------             -------           -------          -------
          Balanced                  December 27, 1991     April 15, 1994    March 1, 1999    June 30, 1998
          Growth and Income         December 27, 1991     April 15, 1994    March 1, 1999    June 30, 1998

The following is each Fund's investment objective:

     Balanced seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

     Growth and Income seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

Aeltus Investement Management, Inc, (Aeltus) and Aeltus Capital, Inc. (ACI) are indirect wholly owned subsidiaries of ING Groep N.V. (ING). On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus, the investment adviser to the Funds, and ACI, each Fund's principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

================================================================================


2. Summary of Significant Accounting Policies

The accompanying financial statements of the Funds have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. Valuation of Investments

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Equity and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. Options Contracts

The Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. Swap Contracts

Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency

Growth & Income Funds
Notes to Financial Statements (continued)
April 30, 2001 (Unaudited)
================================================================================

exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. As of April 30, 2001, Balanced had no outstanding swap agreements.

D. Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds may invest in financial futures contracts as a hedge against their existing securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. Illiquid and Restricted Securities

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

================================================================================

F. Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund's are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

G. Federal Income Taxes

Each Fund has met the requirements to be taxed as a regulated investment company for the fiscal year ended October 31, 2000 and intends to meet the requirements for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code
(Code). Furthermore, by declaring such distributions during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

H. Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

I. Line of Credit

Certain series of the Company (including the Funds), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain series of Aetna GET Fund, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of April 30, 2001.

J. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

Growth & Income Funds
Notes to Financial Statements (continued)
April 30, 2001 (Unaudited)
================================================================================

3. Investment Advisory, Shareholder Services and Distribution Fees

Each Fund pays Aeltus an investment advisory fee expressed as a percentage of each Funds' average daily net assets. As the Funds' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Funds' annual investment advisory fee ranges and the annual effective rates before waivers as of April 30, 2001:


                                                 Fee        Effective
                                                Range          Rate
                                                -----       ---------
                    Balanced                0.80% - 0.65%      0.80%
                    Growth and Income       0.70% - 0.55%      0.68%

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders or the Funds that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.40% of the average daily net assets associated with those shares. For the period November 1, 2000 through April 30, 2001, Aeltus paid ALIAC $845,732.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B and Class C shares. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class B and Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by ACI in promoting the sale of Class A, Class B and Class C shares. Presently, the Funds' class-specific expenses are limited to distribution fees incurred by Class A, Class B and Class C shares and service fees incurred by Class B and Class C shares.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended April 30, 2001 were:

                                   Cost of Purchases       Proceeds from Sales
                                   -----------------       -------------------
               Balanced               $115,697,084            $107,557,594
               Growth and Income       414,006,176             428,725,717

5. Authorized Capital Shares

The Company is authorized to issue a total of 15 billion shares. Of those 15 billion shares, each of the Funds have been allocated 100 million shares each of Class I, Class A, Class B and Class C. As of April 30, 2001, the following shares of the Funds were owned by ALIAC and its affiliates:

                                            Class I                Class A
                                            -------                -------
                    Balanced               1,827,098                2,896
                    Growth and Income      4,997,206                6,876

================================================================================
6. New Accounting Pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes are expected to have no material impact on the Funds' net asset values.

Growth & Income Funds
Financial Highlights
Balanced
================================================================================
Selected data for a fund share outstanding throughout each period:

                                           Six Month
                                         Period Ended        Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                        April 30, 2001       October 31,   October 31,   October 31,   October 31,    October 31,
              CLASS I                    (Unaudited)            2000         1999          1998            1997          1996
--------------------------------------   -----------            ----         ----          ----            ----          ----
Net asset value, beginning of period....  $   14.10          $  13.74       $  12.84    $   14.09     $   13.52      $   12.36
                                          ---------          --------       --------    ---------     ---------      ---------
Income from investment operations:
  Net investment income.................       0.15              0.30           0.32+        0.33+         0.33+          0.31+
  Net realized and change in unrealized
   gain or loss on investments..........      (1.09)             0.90           1.53         1.02          2.04           1.77
                                          ---------          --------       --------    ---------     ---------      ---------
     Total income from investment
       operations.......................      (0.94)             1.20           1.85         1.35          2.37           2.08
                                          ---------          --------       --------    ---------     ---------      ---------
Less distributions:
  From net investment income............      (0.20)            (0.30)         (0.34)       (0.32)        (0.30)         (0.35)
  In excess of net investment income....      (1.21)            (0.54)         (0.61)       (2.28)        (1.50)         (0.57)
                                          ---------          --------       --------    ---------     ---------      ---------
     Total distributions................      (1.41)            (0.84)         (0.95)       (2.60)        (1.80)         (0.92)
                                          ---------          --------       --------    ---------     ---------      ---------
Net asset value, end of period..........  $   11.75          $  14.10       $  13.74    $   12.84     $   14.09      $   13.52
                                          =========          ========       ========    =========     =========      =========

Total return............................      (6.99)%            9.04 %        14.79%       10.81%        19.57%         17.63%
Net assets, end of period (000's).......  $  80,518          $ 94,149       $ 98,717    $ 111,887     $ 105,813      $  88,625
Ratio of total investment expenses to
  average net assets....................       1.08%(1)          1.06%          1.11%        1.12%         1.24%          1.31%
Ratio of net investment income to
  average net assets....................       2.32%(1)          2.24%          2.38%        2.54%         2.43%          2.42%
Portfolio turnover rate.................      97.58%           241.99%        127.46%       84.55%       116.69%        117.88%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

42  See Notes to Financial Statements.

Balanced
================================================================================
Selected data for a fund share outstanding throughout each period:

                                              Six Month
                                            Period Ended       Year Ended     Year Ended     Year Ended   Year Ended    Year Ended
                                           April 30, 2001      October 31,    October 31,    October 31,  October 31,   October 31,
               CLASS A                      (Unaudited)           2000          1999             1998         1997         1996
----------------------------------------    -----------        ---------     ---------      ---------     ---------     ---------
Net asset value, beginning of period......  $   14.08          $   13.72     $   12.83      $   14.05     $   13.49     $   12.34
                                            ---------          ---------     ---------      ---------     ---------     ---------
Income from investment operations:
  Net investment income...................       0.12               0.35          0.29+          0.29+         0.23+         0.20+
  Net realized and change in unrealized
   gain or loss on investments............      (1.08)              0.82          1.52           1.01          2.03          1.79
                                            ---------          ---------     ---------      ---------     ---------     ---------
     Total income from investment
       operations.........................      (0.96)              1.17          1.81           1.30          2.26          1.99
                                            ---------          ---------     ---------      ---------     ---------     ---------
Less distributions:
  From net investment income..............      (0.17)             (0.27)        (0.31)         (0.24)        (0.20)        (0.27)
  From net realized gains on investments..      (1.21)             (0.54)        (0.61)         (2.28)        (1.50)        (0.57)
                                            ---------          ---------     ---------      ---------     ---------     ---------
     Total distributions..................      (1.38)             (0.81)        (0.92)         (2.52)        (1.70)        (0.84)
                                            ---------          ---------     ---------      ---------     ---------     ---------
Net asset value, end of period............  $   11.74          $   14.08     $   13.72      $   12.83     $   14.05     $   13.49
                                            =========          =========     =========      =========     =========     =========

Total return..............................      (7.16)%             8.81%        14.48%         10.44%        18.64%        16.83%
Net assets, end of period (000's).........  $  36,589          $  35,564     $  27,339      $   7,544     $   6,289     $   3,783
Ratio of total investment expenses to
  average net assets......................       1.33%(1)           1.31%         1.36%          1.44%         1.99%         2.07%
Ratio of net investment income to average
  net assets..............................       2.07%(1)           1.99%         2.13%          2.22%         1.68%         1.60%
Portfolio turnover rate...................      97.58%            241.99%       127.46%         84.55%       116.69%       117.88%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                          See Notes to Financial Statements.  43

Growth & Income Funds
Financial Highlights (continued)
Balanced
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                       Period From
                                                                       Six Month                      March 1, 1999
                                                                     Period Ended     Year Ended    (Date of Initial
                                                                    April 30, 2001    October 31,    Public Offering)
                              CLASS B                                 (Unaudited)        2000       to October 31, 1999
-----------------------------------------------------------------   --------------    -----------   -------------------
Net asset value, beginning of period.................................    $  14.02       $  13.69         $   13.00+
                                                                         --------       --------         ---------
Income from investment operations:
  Net investment income..............................................        0.08           0.27              0.13
  Net realized and change in unrealized gain or loss on investments..       (1.09)          0.80              0.65
                                                                         --------       --------         ---------
     Total income from investment operations.........................       (1.01)          1.07              0.78
                                                                         --------       --------         ---------
Less distributions:
  From net investment income.........................................       (0.10)         (0.20)            (0.09)
  From net realized gains on investments.............................       (1.21)         (0.54)             0.00
                                                                         --------       --------         ---------
     Total distributions.............................................       (1.31)         (0.74)            (0.09)
                                                                         --------       --------         ---------
Net asset value, end of period.......................................    $  11.70       $  14.02         $   13.69
                                                                         ========       ========         =========

Total return.........................................................       (7.53)%         8.01%             6.02%
Net assets, end of period (000's)....................................    $  1,335       $  1,130         $     745
Ratio of total investment expenses to average net assets.............        2.08%(1)       2.06%             2.11%(1)
Ratio of net investment income to average net assets.................        1.32%(1)       1.24%             1.38%(1)
Portfolio turnover rate..............................................       97.58%        241.99%           127.46%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

44  See Notes to Financial Statements.

Balanced
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                          Period  From
                                                             Six Month                                   June 30, 1998
                                                           Period Ended      Year Ended    Year Ended   (Date of Initial
                                                          April 30, 2001     October 31,   October 31,  Public Offering)
                         CLASS C                           (Unaudited)          2000          1999      to October 31, 1998
-------------------------------------------------------    ------------     ------------  ------------  -------------------
Net asset value, beginning of period....................      $13.96          $ 13.63       $ 12.80           $13.27
                                                              ------          -------       -------           ------
Income from investment operations:
 Net investment income..................................        0.06             0.24          0.19+            0.07+
 Net realized and change in unrealized gain or loss
 on investments.........................................       (1.06)            0.81          1.52            (0.54)
                                                              ------          -------       -------           ------
     Total income from investment operations............       (1.00)            1.05          1.71            (0.47)
                                                              ------          -------       -------           ------
Less distributions:
 From net investment income.............................       (0.09)           (0.18)        (0.27)              --
 From net realized gains on investments.................       (1.21)           (0.54)        (0.61)              --
                                                              ------          -------       -------           ------
     Total distributions................................       (1.30)           (0.72)        (0.88)              --
                                                              ======          =======       =======           ======

Net asset value, end of period..........................      $11.66          $ 13.96       $ 13.63           $12.80
                                                              ======          =======       =======           ======

Total return............................................       (7.52)%           7.95%        13.64%           (3.54)%
Net assets, end of period (000's).......................      $2,180          $ 2,185       $ 1,601           $  216
Ratio of total investment expenses to average net assets        2.08%(1)         2.06%         2.11%            2.11%(1)
Ratio of net investment income to average net assets....        1.32%(1)         1.24%         1.38%            1.55%(1)
Portfolio turnover rate.................................       97.58%          241.99%       127.46%           84.55%

Per share data calculated using weighted average number of shares outstanding throughout the period.
(1) Annualized.




                                           See Notes to Financial Statements. 45

Growth & Income Funds
Financial Highlights (continued)
Growth and Income
================================================================================
Selected data for a fund share outstanding throughout each period:

                                              Six Month
                                             Period Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                            April 30, 2001   October 31,   October 31,   October 31,   October 31,   October 31,
               CLASS I                        (Unaudited)       2000          1999          1998          1997          1996
----------------------------------------    --------------   ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period.....   $  14.26         $  16.74      $  15.26      $  18.08      $  15.74      $  13.46
                                            --------         --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income..................       0.03             0.05          0.09          0.12          0.15          0.19
  Net realized and change in unrealized
   gain or loss on investments...........      (2.17)            0.52          3.26          0.51          5.00          3.09
                                            --------         --------      --------      --------      --------      --------
      Total income from investment
        operations.......................      (2.14)            0.57          3.35          0.63          5.15          3.28
                                            --------         --------      --------      --------      --------      --------
Less distributions:
  From net investment income.............      (0.04)           (0.05)        (0.14)        (0.13)        (0.21)        (0.24)
  From net realized gains on investments.      (0.74            (3.00)        (1.73)        (3.32)        (2.60)        (0.76)
                                            --------         --------      --------      --------      --------      --------
      Total distributions................      (0.78)           (3.05)        (1.87)        (3.45)        (2.81)        (1.00)
                                            --------         --------      --------      --------      --------      --------
Net asset value, end of period...........   $  11.34         $  14.26      $  16.74      $  15.26      $  18.08      $  15.74
                                            ========         ========      ========      ========      ========      ========

Total return.............................     (15.53)%           3.76%        23.00%         3.80%        37.44%        25.69%
Net assets, end of period (000's)........   $375,378         $479,823      $558,913      $614,493      $595,969      $377,784
Ratio of total investment expenses to
  average net assets.....................       0.84%(1)         0.83%         0.86%         0.88%         1.00%         1.08%
Ratio of net investment income to
  average net assets.....................       0.43%(1)         0.33%         0.56%         0.71%         0.93%         1.35%
Portfolio turnover rate..................      89.37%          167.45%       121.99%       160.48%       157.92%       106.09%

Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.




46 See Notes to Financial Statements.

Growth and Income
================================================================================
Selected data for a fund share outstanding throughout each period:

                                              Six Month
                                             Period Ended      Year Ended     Year Ended   Year Ended     Year Ended    Year Ended
                                            April 30, 2001     October 31,    October 31,   October 31,   October 31,   October 31,
               CLASS A                        (Unaudited)         2000           1999          1998          1997          1996
------------------------------------------  --------------     ----------     ----------   -----------    ----------    ----------
Net asset value, beginning of period......  $    14.18         $ 16.68        $ 15.22      $ 18.01        $ 15.69       $13.43
                                            ----------         -------        -------      -------        -------       ------
Income from investment operations:
 Net investment income....................           -            0.04           0.05+        0.06+          0.03+        0.08+
                                            ----------         -------        -------      -------        -------       ------
 Net realized and change in unrealized
  gain or loss on investments.............       (2.14)           0.49           3.25         0.51           4.99         3.08
                                            ----------         -------        -------      -------        -------       ------
   Total income from investment
    operations............................       (2.14)           0.53           3.30         0.57           5.02         3.16
                                            ----------         -------        -------      -------        -------       ------
Less distributions:
From net investment income................       (0.01)          (0.03)         (0.11)       (0.04)         (0.10)       (0.14)
From net realized gains on investments ...       (0.74)          (3.00)         (1.73)       (3.32)         (2.60)       (0.76)
                                            ----------         -------        -------      -------        -------       ------
   Total distributions....................       (0.75)          (3.03)         (1.84)       (3.36)         (2.70)       (0.90)
                                            ----------         -------        -------      -------        -------       ------
Net asset value, end of period............     $ 11.29         $ 14.18          16.68      $ 15.22        $ 18.01        15.69
                                            ==========         =======        =======      =======        =======       ======

Total return..............................      (15.62)%          3.50%         22.67%        3.42%         36.49%       24.70%
Net assets, end of period (000's).........     $79,762         $92,407        $72,789      $23,603        $15,955       $6,638
Ratio of total investment expenses to
 average net assets.......................        1.09%(1)        1.08%          1.11%        1.20%          1.75%        1.83%
Ratio of net investment income to average
 net assets...............................        0.18%(1)        0.08%          0.31%        0.39%          0.18%        0.55%
Portfolio turnover rate...................       89.37%         167.45%        121.99%      160.48%        157.92%      106.09%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.




                                           See Notes to Financial Statements. 47

Growth & Income Funds
Financial Highlights (continued)
Growth and Income
================================================================================

Selected data for a fund share outstanding throughout each period:

                                                                                                                  Period  From
                                                                                    Six Month                     March 1, 1999
                                                                                  Period Ended    Year Ended     (Date of Initial
                                                                                 April 30, 2001   October 31,    Public Offering)
                              CLASS B                                              (Unaudited)       2000      to October 31, 1999
-------------------------------------------------------------------------------  --------------   -----------  -------------------
Net asset value, beginning of period...........................................   $    14.11       $  16.66         $  15.41
                                                                                  ----------       --------         --------
Income from investment operations:
  Net investment income........................................................        (0.01)          0.01            (0.05)+
  Net realized and change in unrealized gain or loss on investments............        (2.17)          0.41             1.31
                                                                                  ----------       --------         --------
     Total income from investment operations...................................        (2.18)          0.42             1.26
                                                                                  ----------       --------         --------
Less distributions:
  From net investment income...................................................           --             --            (0.01)
  From net realized gains on investments.......................................        (0.65)         (2.97)              --
                                                                                  ----------       --------         --------
     Total distributions.......................................................        (0.65)         (2.97)           (0.01)
                                                                                  ----------       --------         --------
Net asset value, end of period.................................................   $    11.28       $  14.11         $  16.66
                                                                                  ==========       ========         ========

Total return...................................................................       (15.86)%         2.72%            8.17%
Net assets, end of period (000's)..............................................   $      795       $    920         $    493
Ratio of total investment expenses to average net assets.......................         1.84%(1)       1.83%            1.86%(1)
Ratio of net investment income to average net assets...........................        (0.57)(1)      (0.67)%          (0.44)%(1)
Portfolio turnover rate........................................................        89.37%        167.45%          121.99%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

48  See Notes to Financial Statements.

Growth and Income
================================================================================

Selected data for a fund share outstanding throughout each period:

                                                                                                              Period  From
                                                               Six Month                                     June 30, 1998
                                                              Period Ended      Year Ended    Year Ended    (Date of Initial
                                                             April 30, 2001     October 31,   October 31,   Public Offering)
                       CLASS C                                (Unaudited)          2000          1999      to October 31, 1998
----------------------------------------------------------   --------------    ------------   -----------  -------------------
Net asset value, beginning of period......................     $  14.04          $ 16.59        $ 15.22         $  16.92
                                                               --------          -------        -------         --------
Income from investment operations:
  Net investment income...................................        (0.01)            0.01          (0.07)+          (0.01)+
  Net realized and change in unrealized gain or loss
  on investments..........................................        (2.16)            0.41           3.24            (1.69)
                                                               --------          -------        -------         --------
     Total income from investment operations..............        (2.17)            0.42           3.17            (1.70)
                                                               --------          -------        -------         --------
Less distributions:
  From net investment income..............................           --               --          (0.07)              --
  From net realized gains on investments..................        (0.64)           (2.97)         (1.73)              --
                                                               --------          -------        -------         --------
     Total distributions..................................        (0.64)           (2.97)         (1.80)              --
                                                               --------          -------        -------         --------
Net asset value, end of period............................     $  11.23          $ 14.04        $ 16.59         $  15.22
                                                               ========          =======        =======         ========

Total return..............................................       (15.88)%           2.72%         21.68%          (10.05)%
Net assets, end of period (000's).........................     $  1,546          $ 2,209       $  1,787         $    569
Ratio of total investment expenses to average net assets..         1.84% (1)        1.83%          1.86%            1.86%(1)
Ratio of net investment income to average net assets......        (0.57) (1)       (0.67)%        (0.44)%          (0.27)%(1)
Portfolio turnover rate...................................        89.37%          167.45%        121.99%          160.48%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 49

--------------------------------------------
   Capital Appreciation
   Aetna Growth Fund
   Aetna International Fund
   Aetna Small Company Fund
   Aetna Value Opportunity Fund
   Aetna Technology Fund

--------------------------------------------
   Growth & Income
   Aetna Balanced Fund
   Aetna Growth and Income Fund




--------------------------------------------
   Income
   Aetna Bond Fund
   Aetna Government Fund
   Aetna Money Market Fund



--------------------------------------------
   Index Plus
   Aetna Index Plus Large Cap Fund
   Aetna Index Plus Mid Cap Fund
   Aetna Index Plus Small Cap Fund



--------------------------------------------
   Generation Funds
   Aetna Ascent Fund
   Aetna Crossroads Fund
   Aetna Legacy Fund



--------------------------------------------
   Principal Protection Funds
   Aetna Principal Protection Fund I
   Aetna Principal Protection Fund II
   Aetna Principal Protection Fund III
   Aetna Principal Protection Fund IV
   Aetna Index Plus Protection Fund

--------------------------------------------
   Brokerage Cash Reserves





--------------------------------------------

Aeltus


Aetna Mutual Funds are distributed
by Aeltus Capital, Inc.

                                                         -----------------
                                                            PRSRT STD
Aetna Mutual Funds                                         U.S. POSTAGE
10 State House Square                                          PAID
Hartford, CT 06103-3602                                    Lancaster, PA
                                                           Permit No. 466
                                                         ------------------